                                                                      EXHIBIT 99



Term Sheets

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,

                                 SERIES 2001-1


                                               BANC OF AMERICA SECURITIES [LOGO]

DISCLOSURE/DISCLAIMER STATEMENT
--------------------------------------------------------------------------------


This material is for your private information and Banc of America Securities LLC ("the Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. You should read the final prospectus in its entirety prior to making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   2

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.       TRANSACTION OVERVIEW

II.      LARGE LOAN DETAIL

III.     LOANS SORTED BY BALANCE

IV.      LOANS SORTED BY PROPERTY TYPE


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   3

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   4

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------
TRANSACTION SUMMARY

Lead Manager:              Banc of America Securities LLC

Co-Manager:                Salomon Smith Barney

Mortgage Loan Sellers      Bank of America, N.A.

                           Bridger Commercial Realty Finance LLC

Master Servicer:           GMAC Commercial Mortgage Corporation

Special Servicer:          Lennar Partners, Inc.

Trustee:                   Wells Fargo Bank Minnesota, N.A.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   5

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------


OVERALL POOL CHARACTERISTICS


Cut-off date pool balance:          $948,131,109                        WA Cut-Off LTV:            70.7%

                                                                        -  Minimum                          30.0%

Number of loans/properties:         185/192                             -  Maximum                          82.1%

Allocation Per Mortgage Loan        74.5% - Bank of America, N.A;       WA U/W Cash Flow DSCR:      1.35x
Seller(*):
                                    25.5% - Bridger Commercial          -  Minimum                          1.11x
                                            Realty Finance LLC          -  Maximum                          2.35x


Geographic Distribution:            35 States                           Prepayment restrictions:   80.2% L/O, defeasance
                                    CA - 17.58%,                                                   17.5% L/O, yield maintenance
                                    TX - 11.70%,                                                    1.4% L/O, percentage penalty
                                    NY - 10.97%                                                     0.8% L/O, defeasance,
                                                                                                         yield maintenance



Average loan balance:               $  5,125,033
         - Smallest                 $    313,897 (0.03%)
         - Largest                  $ 87,200,000 (9.2%)

Top ten loans                       $276,272,293 (29.1%)

(*) Based on Initial Pool Balance.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   6

TRANSACTION OVERVIEW
-------------------------------------------------------------------------------



OVERALL POOL CHARACTERISTICS


                      # OF                       AVERAGE        AVERAGE LOAN
PROPERTY TYPE      PROPERTIES    % OF POOL    PROPERTY SIZE     PER SF/UNIT
-------------------------------------------------------------------------------
Office                37           36.3%        79,274 sf      $   117/sf

Multifamily           67           30.2%        132 units      $32,380/unit

Industrial            29           13.0%        158,794 sf     $    27/sf

Retail                30            9.9%        43,488 sf      $    72/sf

Hospitality            3            4.2%        176 rooms      $75,256/room

Mobile Home           15            3.4%        147 pads       $14,589/pad

Self - Storage        11            3.1%        583 units      $ 4,515/unit

TOTAL                192          100.0%           N/A              N/A


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   7

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------


                            GEOGRAPHIC CONCENTRATION

                  [U.S. MAP SHOWING GEOGRAPHIC CONCENTRATIONS]


                                      Cut-off Date
                                         Balance
                                       Percentage
                                      ------------

                                 AL       0.5%
                                 AZ       5.4%
                                 CA      17.6%
                                 CO       0.3%
                                 DC       1.4%
                                 DE       0.8%
                                 FL       4.3%
                                 GA       6.0%
                                 HI       0.6%
                                 IN       1.1%
                                 IA       0.3%
                                 IL       1.3%
                                 KS       0.2%
                                 LA       1.3%
                                 MA       0.4%
                                 MD       5.9%
                                 MI       1.9%
                                 MO       1.7%
                                 MS       1.6%
                                 NJ       3.2%
                                 NV       1.4%
                                 NY      11.0%
                                 NC       1.5%
                                 OH       3.6%
                                 OK       0.6%
                                 OR       2.5%
                                 PA       2.4%
                                 SC       0.9%
                                 TN       0.5%
                                 TX      11.7%
                                 UT       0.5%
                                 VA       0.3%
                                 WA       6.5%
                                 WV       0.3%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   8

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------


                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO


                                  # of                           Min - Max            WA U/W
     Property Type             Properties      % of Pool         U/W DSCR              DSCR
------------------------       ----------      ---------       -------------          ------
Office                             37             36.3%        1.21X - 1.70X          1.42x
Multifamily                        67             30.2%        1.15X - 1.82X          1.28x
Industrial                         29             13.0%        1.12X - 1.80X          1.30x
Retail - Anchored                  11              6.3%        1.11X - 1.50X          1.31x
Hospitality                         3              4.2%        1.35X - 1.54X          1.45x
Mobile Home                        15              3.4%        1.13X - 1.94X          1.37x
Retail - Unanchored                16              3.1%        1.22X - 2.35X          1.38x
Self - Storage                     11              3.1%        1.19X - 1.65X          1.43x
Retail - Shadow Anchored            3              0.5%        1.13X - 1.30X          1.26x
--------------------------------------------------------------------------------------------
TOTAL                             192            100.0%        1.11X - 2.35X          1.35X

                           [BY CUT OFF BALANCE GRAPH]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   9

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

                           CUT-OFF DATE LOAN-TO-VALUE

       Property Type              % of Pool       Min - Max LTV       WA LTV
-------------------------         ---------       -------------       ------
Office                               36.3%        51.5% - 80.6%       67.8%
Multifamily                          30.2%        60.1% - 82.1%       75.0%
Industrial                           13.0%        45.5% - 79.5%       73.2%
Retail - Anchored                     6.3%        53.2% - 79.9%       72.0%
Hospitality                           4.2%        60.6% - 68.0%       63.2%
Mobile Home                           3.4%        30.0% - 79.4%       70.2%
Retail - Unanchored                   3.1%        33.2% - 78.8%       65.7%
Self - Storage                        3.1%        48.5% - 74.6%       65.8%
Retail - Shadow Anchored              0.5%        69.1% - 74.9%       73.3%
----------------------------------------------------------------------------
TOTAL                               100.0%        30.0% - 82.1%       70.7%


                           [BY CUT OFF BALANCE GRAPH]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   10

--------------------------------------------------------------------------------
LARGE LOAN DETAIL


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   11

LARGE LOAN DETAIL
--------------------------------------------------------------------------------


LARGE LOANS

                                                                                                     U/W                 CUT-OFF
                                      PROPERTY                             CUT-OFF        % OF    CASH FLOW   CUT-OFF    BAL. PER
              LOAN NAME                 TYPE         CITY        STATE    BALANCE ($)     POOL     DSCR (X)   BAL LTV   SF/UNIT ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANK OF AMERICA'S TOP 7

315 Park Avenue                       Office        New York       NY      87,200,000      9.2%      1.70       66.1%      272.70

701 Gateway Office Building           Office        South San      CA      33,952,359      3.6%      1.38       57.5%      199.62
                                                    Francisco

One Lake Park Office Building         Office        Richardson     TX      25,523,893      2.7%      1.28       79.8%      132.79

PCS Holdings Corp. Office Building    Office        Scottsdale     AZ      24,573,859      2.6%      1.40       64.3%       69.24

RCA-Royal St. Moritz Apartments       Multifamily   Grapevine      TX      20,800,000      2.2%      1.24       80.0%   61,904.76

Talley Plaza                          Office        Phoenix        AZ      17,945,954      1.9%      1.26       74.8%       80.33

Historic Mission Inn                  Hotel         Riverside      CA      17,912,607      1.9%      1.54       62.9%   76,223.86

BCRF'S TOP 3

Calverton Office Building #5          Office        Beltsville     MD      15,972,832      1.7%      1.47       51.5%       75.87

Waretech Industrial Park              Industrial    Grand Blanc    MI      15,642,813      1.6%      1.29       74.5%       23.23

Forest Park Apartments                Multifamily   Forest Park    OH      12,461,491      1.3%      1.30       76.8%   30,246.34

TOTAL/WEIGHTED AVERAGE                                                    271,985,810     28.7%      1.46       67.7%       N/A


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   12

315 PARK AVENUE
--------------------------------------------------------------------------------


[PHOTO OF 315 PARK AVENUE                    [PHOTO OF AREA SURROUNDING
 OFFICE BUILDING]                             315 PARK AVENUE OFFICE BUILDING]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   13

315 PARK AVENUE
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                      LOAN CHARACTERISTICS
Property Type:               Office (CBD)                     Cut-off Balance:            $87,200,000

Year Built/Renovated:        1911/2001                        % of Pool:                  9.2%

Location:                    New York, New York               Cut-Off Balance/SF:         $272.70

Total Size:                  319,766 sf (net rentable)        LTV based on Cut-off:       66.1%

Occupancy:                   100% (as of 3/23/01)             LTV based on Balloon:       60.5%

Borrower:                    TM Park Avenue, LLC              Origination Date:           March 28, 2001

Borrower Principals:         Frederick Benetti                Maturity Date:              April 1, 2011
                             Hubert Guez


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   14

315 PARK AVENUE
--------------------------------------------------------------------------------


LOAN STRUCTURE

BORROWER:            Special purpose entity          ESCROWS:   Real estate taxes up-front and monthly
                     Bankruptcy remote                          Property insurance up-front and monthly
                     Non-consolidation opinion
                     Two independent directors

HARD LOCK BOX:       In place at closing


OPERATING HISTORY

                            1/31/2001                         U/W
                           (ANNUALIZED)                   -----------
                           ------------
Gross Income               $13,428,648                    $15,396,936
Expenses                     4,745,568                      3,783,499
                           -----------                    -----------
Net Operating Income         8,683,080                     11,613,437

Cash Flow                    8,683,080                     11,475,764

DSCR on NOI                       1.29x                          1.72x
DSCR on Cash Flow                 1.29x                          1.70x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   15

315 PARK AVENUE
--------------------------------------------------------------------------------


MAJOR TENANTS

CREDIT SUISSE FIRST BOSTON CORPORATION

-  Current Leases:
   -  Initial lease for approximately 183,000 sf signed in August 2000
   -  Subsequent lease for approximately 20,000 sf signed December 2000
   -  Both expire January 2017
   -  Both total approximately 63% of NRA and 72.2% of GPI
-  Additional lease requirements:
   -  Three rent increases during term of lease with one during loan term
   - Five additional floors required to be taken upon tenant vacancy at existing lease rate
      (an additional 76,000 sf and 24% of NRA approximately)

VANGUARDE MEDIA

-  Current lease:
   -  Initial lease for approximately 45,000 sf
   -  Expires December 2010
   -  Totals approximately 14% NRA and 13% GPI


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   16

701 GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------


[PHOTO OF 701 GATEWAY OFFICE BUILDING]        [PHOTO OF AREA SURROUNDING
                                               701 GATEWAY OFFICE BUILDING]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   17

701 GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------

PROPERTY CHARACTERISTICS                                       LOAN CHARACTERISTICS
Property Type:               Office                            Cut-off Balance:            $33,952,359

Year Built/Renovated:        1998/NAP                          % of Pool:                  3.6%

Location:                    South San Francisco, CA           Cut-Off Balance/SF:         $199.62

Total Size:                  170,081 sf (net rentable)         LTV based on Cut-off:       57.5%

Major Tenants:               Actuate Corporation               LTV based on Balloon:       50.5%
                             (43% NRA, expires 2/14/08)
                             Health Plan of San Mateo          Origination Date:           March 16, 2001
                             (17% NRA, expires 12/6/06)
                                                               Maturity Date:              April 1, 2011
Occupancy:                   98% (as of 3/5/01)

Borrower:                    CF Gateway, LLC

Borrower Principals:         Thomas J. Callan
                             John C. Petroni


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   18

701 GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------


LOAN STRUCTURE

BORROWER:            Special purpose entity          ESCROWS:    Real estate taxes up-front and monthly
                     Bankruptcy remote                           Property insurance up-front and monthly
                     Non-consolidation opinion                   Tenant improvement up-front and monthly
                                                                 Up-front tenant security deposit
HARD LOCK BOX:       In place at closing


OPERATING HISTORY

                            10/31/2000                        U/W
                           (ANNUALIZED)                    ----------
                           ------------
Gross Income               $ 5,648,763                     $6,082,710
Expenses                     1,378,887                      1,926,704
                           -----------                     ----------
Net Operating Income         4,269,876                      4,156,006

Cash Flow                    4,262,536                      3,793,803

DSCR on NOI                       1.55x                          1.51x
DSCR on Cash Flow                 1.55x                          1.38x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   19

ONE LAKE PARK OFFICE BUILDING
--------------------------------------------------------------------------------

[PHOTO OF THE ONE LAKE PARK
 OFFICE BUILDING]

                                            [PHOTO SHOWING ONE LAKE PARK OFFICE
                                             BUILDING AND SURROUNDING AREA]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   20

ONE LAKE PARK OFFICE BUILDING
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                      LOAN CHARACTERISTICS

Property Type:              Office                            Cut-off Balance:            $25,523,893

Year Built/Renovated:       1999/NAP                          % of Pool:                  2.7%

Location:                   Richardson, TX                    Cut-Off Balance/SF:         $132.79

Total Size:                 192,213 sf (net rentable)         LTV based on Cut-off:       79.8%

Major Tenants:              Lennox                            LTV based on Balloon:       70.8%
                            (65% NRA, expires 6/25/24)
                            Philips Semiconductor             Origination Date:           January 29, 2001
                            (12% NRA, expires 4/30/07)
                                                              Maturity Date:              February 1, 2011
Occupancy:                  99% (as of 12/31/00)

Borrower:                   One Lake Park, LLC

Borrower Sponsor:           E. Eddie Hensen


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   21

ONE LAKE PARK OFFICE BUILDING


LOAN STRUCTURE

BORROWER:              Special Purpose Entity           Escrows:   Real Estate Taxes up-front and monthly
                       Bankruptcy Remote                           Property insurance up-front and monthly
                       Non-consolidation opinion

SPRINGING LOCK BOX:    Triggered if DSCR falls below
                       1.15x for 3 consecutive months

OPERATING HISTORY

                            11/30/2000
                          (ANNUALIZED)(*)           U/W
                          ---------------        ----------
Gross Income                $3,191,120           $4,476,979
Expenses                     1,387,246            1,515,667
                            ----------           ----------
Net Operating Income         1,803,874            2,961,312

Cash Flow                    1,803,874            2,764,166

DSCR on NOI                       0.84x                1.37x
DSCR on Cash Flow                 0.84x                1.28x

(*) Property completed in 1999 with stabilization occurring in 2000.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   22

PCS HOLDINGS CORPORATION OFFICE BUILDING


[PHOTO OF PCS HOLDINGS CORPORATION
 OFFICE BUILDING]
                                             [PHOTO OF AREA SURROUNDING PCS
                                              HOLDINGS CORPORATION OFFICE
                                              BUILDING]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   23

PCS HOLDINGS CORPORATION OFFICE BUILDING


PROPERTY CHARACTERISTICS

Property Type:              Office

Year Built/Renovated:       1976/1994

Location:                   Scottsdale, AZ

Total Size:                 354,888 sf (net rentable)

Major Tenant:               PCS Health Systems, Inc.
                            (100% NRA, expires 11/30/21)

Occupancy:                  100% (as of 11/30/00)

Borrower:                   DRUG (AZ) QRS 14-42, Inc.

Borrower Principal:         Corporate Property Associates
                            14, Inc.

LOAN CHARACTERISTICS

Cut-off Balance:            $24,573,859

% of Pool:                  2.6%

Cut-Off Balance/SF:         $69.24

LTV based on Cut-off:       64.3%

LTV based on Balloon:       53.4%

Origination Date:           December 6, 2000

Maturity Date:              January 1, 2011


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   24

PCS HOLDINGS CORPORATION OFFICE BUILDING


LOAN STRUCTURE

BORROWER:    Special purpose entity       ESCROWS:    Real estate taxes up-front and monthly
             Bankruptcy remote                        Property insurance up-front and monthly
             Non-consolidation opinion                Monthly replacement reserve

OPERATING HISTORY

                               U/W
                           ----------
Gross Income               $6,108,988
Expenses                    2,521,982
                           ----------
Net Operating Income        3,587,006

Cash Flow                   3,198,876

DSCR on NOI                      1.57x
DSCR on Cash Flow                1.40x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   25

RCA - ROYAL ST. MORITZ APARTMENTS


                                            [PHOTO OF AREA SURROUNDING ROYAL
                                             ST. MORITZ APARTMENTS]

[PHOTO OF ROYAL ST. MORITZ APARTMENTS]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   26

RCA - ROYAL ST. MORITZ APARTMENTS


PROPERTY CHARACTERISTICS

Property Type:             Multifamily

Year Built/Renovated:      1997/NAP

Location:                  Grapevine, TX

Total Size:                336 units

Occupancy:                 96% (as of 2/23/01)

Borrower:                  Royal St. Moritz I, Ltd.

Borrower Principal:        Bernard Aptaker

LOAN CHARACTERISTICS

Cut-off Balance:            $20,800,000

% of Pool:                  2.2%

Cut-Off Balance/Unit:       $61,904.76

LTV based on Cut-off:       80.0%

LTV based on Balloon:       72.6%

Origination Date:           March 5, 2001

Maturity Date:              April 1, 2011


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   27

RCA - ROYAL ST. MORITZ APARTMENTS


LOAN STRUCTURE

BORROWER:      Special purpose entity          ESCROWS:    Real estate taxes up-front and monthly
               Bankruptcy remote                           Property insurance up-front and monthly
               Non-consolidation opinion                   Monthly replacement reserve

OPERATING HISTORY

                           12/31/2000          U/W
                           ----------       ----------
Gross Income               $3,367,282       $3,301,606
Expenses                      924,823        1,148,382
                           ----------       ----------
Net Operating Income        2,442,459        2,153,224

Cash Flow                   2,433,276        2,066,536

DSCR on NOI                      1.46x            1.29x
DSCR on Cash Flow                1.46x            1.24x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   28

TALLEY PLAZA


                            [PHOTO OF TALLEY PLAZA]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   29

TALLEY PLAZA

PROPERTY CHARACTERISTICS


Property Type:              Office

Year Built/Renovated:       1980-1986/NAP

Location:                   Phoenix, AZ

Total Size:                 223,400 sf (net rentable)

Major Tenants:              Intergroup Health Services
                            (24% NRA, expires 12/13/03)
                            CDI
                            (20% NRA, expires 2/15/03)

Occupancy:                  95% (as of 1/4/01)

Borrower:                   Talley Plaza, LLC

Borrower Principals:        Steven Yari
                            Shahrod Yari

LOAN CHARACTERISTICS

Cut-off Balance:            $17,945,954

% of Pool:                  1.9%

Cut-Off Balance/SF:         $80.33

LTV based on Cut-off:       74.8%

LTV based on Balloon:       66.3%

Origination Date:           January 4, 2001

Maturity Date:              February 1, 2011


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   30

TALLEY PLAZA


LOAN STRUCTURE

BORROWER:    Special purpose entity       ESCROWS:    Real estate taxes up-front and monthly
                                                      Property insurance up-front and monthly
                                                      Monthly replacement reserve
                                                      Monthly tenant improvement reserve

OPERATING HISTORY

                            10/31/2000
                           (ANNUALIZED)          U/W
                           ------------       ----------
Gross Income                $3,559,444        $4,042,078
Expenses                     1,592,311         1,737,443
                            ----------        ----------
Net Operating Income         1,967,132         2,304,635

Cash Flow                    1,929,440         1,908,617

DSCR on NOI                       1.30x             1.53x
DSCR on Cash Flow                 1.28x             1.26x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   31

HISTORIC MISSION INN


                                                [PHOTO OF AREA SURROUNDING
                                                 HISTORIC MISSION INN]


[PHOTO OF HISTORIC MISSION INN]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]   32

HISTORIC MISSION INN
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                     LOAN CHARACTERISTICS
Property Type:              Hotel                            Cut-off Balance:            $17,912,607

Year Built/Renovated:       1876/1992                        % of Pool:                  1.9%

Location:                   Riverside, CA                    Cut-Off Balance/Room:       $76,223.86

Total Size:                 235 rooms                        LTV based on Cut-off:       62.9%

Borrower:                   Historic Mission Inn Corp.       LTV based on Balloon:       52.6%

Borrower Principal:         D.R.R. Properties, Inc.          Origination Date:           December 21, 2000

                                                             Maturity Date:              January 1, 2011


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 33

HISTORIC MISSION INN
--------------------------------------------------------------------------------


LOAN STRUCTURE

BORROWER:      Special purpose entity            ESCROWS:        Real estate taxes up-front and monthly
                                                                 Property insurance up-front and monthly
                                                                 Monthly replacement reserve

OPERATING HISTORY

                                                       11/30/2000
                              12/31/1999              (ANNUALIZED)              U/W
                              -----------             -----------           -----------
Occupancy                            69.5%                   76.2%                 75.0%
Average Daily Rate            $    105.40             $    110.94           $    110.00
REVPAR                        $     73.25             $     84.57           $     82.50

Gross Income                  $16,652,394             $18,176,584           $18,165,155
Expenses                       13,480,936              14,597,812            14,899,512
                              -----------             -----------           -----------
Net Operating Income            3,171,458               3,578,772             3,265,643

Cash Flow                       1,989,532(*)            3,578,772             2,629,863

DSCR on NOI                          1.86x                   2.09x                 1.91x
DSCR on Cash Flow                    1.16x(*)                2.09x                 1.54x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 34

CALVERTON OFFICE BUILDING #5
--------------------------------------------------------------------------------


 [PHOTO OF AREA SURROUNDING              [PHOTO OF CALVERTON OFFICE BUILDING]
  CALVERTON OFFICE BUILDING]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 35

CALVERTON OFFICE BUILDING #5
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                       LOAN  CHARACTERISTICS

Property Type:              Office                             Cut-off Balance:             $15,972,832

Year Built/Renovated:       1989/NAP                           % of Pool:                   1.7%

Location:                   Beltsville, MD                     Cut-Off Balance/SF:          $75.87

Total Size:                 210,522 sf (net rentable)          LTV based on Cut-off:        51.5%

Major Tenant:               Macro International, Inc.          LTV based on Balloon:        46.0%
                            (44% NRA, expires 11/30/06)

                                                               Origination Date:            February 13, 2001
Occupancy:                  99% (as of 1/19/01)

                                                               Maturity Date:               March 1, 2011
Borrower:                   Carrolton Enterprises
                            Associates, LLP

Borrower Principal:         Albert W. Turner
                            Glenn A Turner
                            Raymond LaPlaca


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 36

CALVERTON OFFICE BUILDING #5
--------------------------------------------------------------------------------


LOAN STRUCTURE

BORROWER:            Special purpose entity       ESCROWS:       Real estate taxes up-front and monthly
                     Bankruptcy remote                           Property insurance up-front and monthly
                                                                 Monthly replacement reserve
                                                                 Monthly tenant improvement

Ground Lease:        Expires 12/31/39
                     Subordinate

OPERATING HISTORY

                                                    9/30/2000
                              12/31/1999           (ANNUALIZED)              U/W
                              -----------          -----------          -----------
Gross Income                  $ 4,008,906          $ 4,478,145          $ 4,096,696
Expenses                        1,482,180            1,501,302            1,592,656
                              -----------          -----------          -----------
Net Operating Income            2,526,726            2,976,843            2,504,040

Cash Flow                       2,452,726            2,867,688            2,028,643

DSCR on NOI                          1.84x                2.16x                1.82x
DSCR on Cash Flow                    1.78x                2.08x                1.47x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 37

WARETECH INDUSTRIAL PARK
--------------------------------------------------------------------------------


              [PHOTO OF AREA SURROUNDING WARETECH INDUSTRIAL PARK]

                [PHOTO OF INTERIOR OF WARETECH INDUSTRIAL PARK]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 38

WARETECH INDUSTRIAL PARK
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                      LOAN CHARACTERISTICS
Property Type:              Industrial                        Cut-off Balance:          $15,642,813

Year Built/Renovated:       1955/1985                         % of Pool:                1.6%

Location:                   Grand Blanc, MI                   Cut-Off Balance/SF:       $23.23

Total Size:                 673,396 sf (net rentable)         LTV based on Cut-off:     74.5%

Major Tenants:              Security Packaging                LTV based on Balloon:     66.9%
                            (32% NRA, expires 7/31/02)
                            Metokote Corporation              Origination Date:         November 30, 2000
                            (26% NRA, expires 3/31/04)

                                                              Maturity Date:            December 1, 2010
Occupancy:                  93% (as of 10/1/00)

Borrower:                   Reprise Partners Fund Ltd,
                            Limited Partnership

Borrower Principal:         Daniel J. Murphy
                            Stephen D. Barker


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 39

WARETECH INDUSTRIAL PARK
--------------------------------------------------------------------------------


LOAN STRUCTURE

BORROWER:   Special purpose entity       ESCROWS:       Real estate taxes up-front and monthly
                                                        Property insurance up-front and monthly
                                                        Up-front capital improvement
                                                        Up-front tenant improvement

OPERATING HISTORY

                                                    9/30/2000
                               12/31/1999          (ANNUALIZED)             U/W
                              -----------          -----------          -----------
Gross Income                  $ 2,810,209          $ 2,196,178          $ 2,567,125
Expenses                          616,630              561,216              661,504
                              -----------          -----------          -----------
Net Operating Income            2,193,579            1,634,962            1,905,621

Cash Flow                       2,019,902            1,570,924            1,782,468

DSCR on NOI                          1.59x                1.18x                1.38x
DSCR on Cash Flow                    1.46x                1.14x                1.29x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 40

FOREST PARK APARTMENTS
--------------------------------------------------------------------------------


[PHOTO OF FOREST PARK APARTMENTS]

                                                [PHOTO OF AREA SURROUNDING
                                                 FOREST PARK APARTMENTS]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 41

FOREST PARK APARTMENTS
--------------------------------------------------------------------------------


PROPERTY CHARACTERISTICS                                   LOAN CHARACTERISTICS
Property Type:              Multifamily                    Cut-off Balance:        $12,461,491

Year Built/Renovated:       1965/NAP                       % of Pool:              1.3%

Location:                   Forest Park, OH                Cut-Off Balance/Unit:   $30,246.34

Total Size:                 412 units                      LTV based on Cut-off:   76.8%

Occupancy:                  97% (as of 1/29/01)            LTV based on Balloon:   67.9%

Borrower:                   Forest Park Associates,        Origination Date:       February 1, 2001
                            LLC

Guarantor:                  Metro-Prop Realty, Inc.        Maturity Date:          February 1, 2011


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 42

FOREST PARK APARTMENTS
--------------------------------------------------------------------------------

LOAN STRUCTURE

BORROWER:                  Special purpose entity       ESCROWS:       Real estate taxes up-front and monthly
                                                                       Property insurance up-front and monthly
                                                                       Monthly replacement reserves

OPERATING HISTORY

                                     12/31/2000              U/W
                                    -----------          -----------
Gross Income                        $ 2,812,831          $ 2,820,241
Expenses                              1,349,699            1,476,026
                                    -----------          -----------
Net Operating Income                  1,463,133            1,344,215

Cash Flow                             1,279,976            1,344,215


DSCR on NOI                                1.41x                1.30x
DSCR on Cash Flow                          1.24x                1.30x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                            BANC OF AMERICA SECURITIES [LOGO] 43

LOANS SORTED BY BALANCE
--------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                         BANC OF AMERICA SECURITIES [LOGO]




SE-       LOAN                                                                             PROPERTY
QUENCE   NUMBER                 PROPERTY NAME                        CITY           STATE    TYPE            PROPERTY SUBTYPE
------   ------                 -------------                        ----           -----  --------          ----------------
A71        54059  315 Park Avenue                                   New York          NY    Office        Central Business Dist.
A72        54656  701 Gateway Office Building                       South
                                                                     San Francisco    CA    Office        Suburban
A73        53531  One Lake Park Office Building                     Richardson        TX    Office        Suburban
A74        53967  PCS Holdings Corp Office Building                 Scottsdale        AZ    Office        Single Tenant - Non Credit
A24        54816  RCA - Royal St. Moritz Apartments                 Grapevine         TX    Multifamily   Garden Style
A75        53879  Talley Plaza                                      Phoenix           AZ    Office        Suburban
A91        54674  Historic Mission Inn                              Riverside         CA    Hotel         Full Service
A76        54748  Northwest-Hidden Valley                           Bellevue          WA    Office        Suburban
B25    260000223  Calverton Office Building #5                      Beltsville        MD    Office        Suburban
A25        54781  Keswick Village Apartments                        Conyers           GA    Multifamily   Garden Style
B41    820000190  Waretech Industrial Park                          Grand Blanc       MI    Industrial    Warehouse/Distribution
A77        54664  Freeport Office Center IV                         Irving            TX    Office        Suburban
A1         51084  Ballantyne Commons East                           Charlotte         NC    Retail        Anchored - Grocery
A92        52533  Marriott Courtyard - Embassy Row                  Washington        DC    Hotel         Full Service
A94        54221  Eagle One Distribution Warehouse                  Atlanta           GA    Industrial    Distribution
B8     100000268  Forest Park Apartments                            Forest Park       OH    Multifamily   Garden
A95        54222  Eagle Two Distribution Warehouse                  Atlanta           GA    Industrial    Distribution
A26        54813  RCA - Regency Arms                                Houston           TX    Multifamily   Apartment
A27.1      53169  Columbia Apartment Portfolio-Gatehouse Apts.      Columbia          MO    Multifamily   Garden Style
A27.2      53169  Columbia Apartment Portfolio-Holiday House Apts.  Columbia          MO    Multifamily   Garden Style
A27.3      53169  Columbia Apartment Portfolio-Tiger Village Apts.  Columbia          MO    Multifamily   Garden Style
A27        53169  Columbia Apartment Portfolio (Roll-Up)                                    Multifamily   Garden Style
A28        53411  Colonial Pines Apartments                         Lindenwold        NJ    Multifamily   Garden Style
B9     400000262  Lake Jasmine Apartments                           Orlando           FL    Multifamily   Garden
B26    312000213  Stealth II                                        Cecil Township    PA    Office        Single Tenant Non Credit
B27    800000214  Willows Corporate Center                          Redmond           WA    Office        Single Tenant Credit
A2         52597  Marlboro Village Center                           Upper Marlboro    MD    Retail        Anchored
A29        54503  Gough & Fell Apartments                           San Francisco     CA    Multifamily   Mixed Use MF/Retail
A30        53414  Eastampton Gardens Apartments                     Eastampton        NJ    Multifamily   Garden Style
A31        54812  RCA - Lexington Apartments                        Biloxi            MS    Multifamily   Apartment
A32        54814  RCA - Royal Pheonician Apartments                 Houston           TX    Multifamily   Apartment
A96.1      53806  Ball Plastics Warehouse                           Lysander          NY    Industrial    Warehouse/Distribution
A96.2      53806  Motts Warehouse                                   Lyons             NY    Industrial    Warehouse/Distribution
A96        53806  Ball Plastics/Motts Warehouse-Summary (Roll-Up)                           Industrial    Warehouse/Distribution
A93        51872  Comfort Suites-BWI Airport                        Linthicum         MD    Hotel         Limited Service
A33        53406  Cedar Gardens Apartments                          Baltimore         MD    Multifamily   Garden Style
B42    308000246  Quality Distribution Center                       Fostoria          OH    Industrial    Warehouse/Distribution
B43    100000225  Industrial Park South                             Gainesville       GA    Industrial    Light Industrial/Assembly
A34        53410  Colonial Apartments                               Cherry Hill
                                                                     Township         NJ    Multifamily   Garden Style
A35        53247  Fountain Court Apartments                         Lynnwood          WA    Multifamily   Apartment
A36        54277  Quarterfield Crossing Apartments                  Glen Burnie       MD    Multifamily   Garden Style
A37        53412  Country Village Apartments                        Dover             DE    Multifamily   Garden Style
B10    820000196  Vernon Stables                                    Normal            IL    Multifamily   Student Housing
A78        54742  Northwest-Plaza West                              Tigard            OR    Office        Suburban
A3         52466  Frankford Pavilion Shopping Center                Dallas            TX    Retail        Unanchored
A79        52141  Tech Center Plaza                                 Las Vegas         NV    Office        Post 1985 & MOB
B11    800000218  Whipple Creek Apartments                          Ridgefield        WA    Multifamily   Garden
A80        54745  Northwest-Cascade Building                        Portland          OR    Office        Central Business Dist.
B12    302000148  Lake Meridian Apartments                          Kent              WA    Multifamily   Garden
B44    415000152  Center Pointe Business Park                       El Cajon          CA    Industrial    Office/Warehouse (Flex)
A81        54606  Severn Place Office Building                      Metairie          LA    Office        Suburban
A4         53343  Aiea Shopping Center                              Aiea              HI    Retail        Anchored - Grocery
A82        54746  Northwest-Spalding Building                       Portland          OR    Office        Central Business Dist.
B13    415000222  Bascom Square Apartments                          Anaheim           CA    Multifamily   Garden
B45    240000204  ABI Distribution Center                           Oklahoma City     OK    Industrial    Warehouse/Distribution
A5         54536  Arabi Shopping Center - Winn Dixie #1434          Arabi             LA    Retail        Anchored - Grocery
A38        53079  Colony Apartments                                 Columbia          MO    Multifamily   Apartment
A6         51020  Premier Plaza Shopping Center                     Brandon           MS    Retail        Anchored - Grocery
B57    400000162  Suburban Acres-Rapid Estates                      Lockport          NY    Mobile Home   Mobile Home Park
B46    400000169  Airport Commerce Center                           Del Aire          CA    Industrial    Office/Warehouse (Flex)
A39        53407  Cedar Towers Apartments                           Baltimore         MD    Multifamily   Garden Style
A7         51674  Shady Grove Shopping Center                       Irving            TX    Retail        Anchored - Grocery
A105       53552  A-1 Self Storage                                  San Jose          CA    Self-Storage  Mini Storage
B28    304000155  800 California Street                             Mountain View     CA    Office        Office/Restaurant
B71    302000168  Alum Rock Self Storage                            San Jose          CA    Self-Storage  Self Storage
A97        54740  Northwest-Vancouver Business Park                 Vancouver         WA    Industrial    Mixed Use
B47    311000219  Buchanan Visual Communications                    Farmers Branch    TX    Industrial    Single Tenant Non Credit
A8         53894  Merchants Row Mall                                Hanover           MA    Retail        Unanchored
A98        54055  Keystone Industrial Park                          Bristol           PA    Industrial    Warehouse
A40        54625  Lake Park Tower Apartments                        East Cleveland    OH    Multifamily   Apartment
B72    415990105  Vanguard Self Storage                             Chula Vista       CA    Self-Storage  Self Storage
B58    400000255  Indian Creek MHC                                  Locust Grove      GA    Mobile Home   Mobile Home Park
A41        54226  Westport Commons Apartments                       Tampa             FL    Multifamily   Apartment
A42        53509  Goose Creek Apartments                            Bloomington       IL    Multifamily   Apartment
A83        51225  2815 Camino Del Rio Building                      San Diego         CA    Office        Suburban
B14    415000242  La Quinta Springs Apartments                      Indio             CA    Multifamily   Garden
A9         54141  Sav-On Drug Store No. 96BT                        West Covina       CA    Retail        Single Tenant-Credit
B29    800000173  Westside Center                                   Federal Way       WA    Office        Suburban
B48    315000232  Canoga Avenue Industrial                          Chatsworth        CA    Industrial    Office/Warehouse (Flex)
B15    415000195  Westbay Apartments                                Costa Mesa        CA    Multifamily   Garden

                           % OF        REMAINING                                 LOAN                                       LARGEST
                         AGGREGATE      TERM TO   REMAINING         CUT-OFF     BALANCE                                      TENANT
            CUT-OFF       CUT-OFF      MATURITY/    AMORT            DATE         PER                                        % OF
             DATE          DATE          ARD        TERM     U/W      LTV      SF/UNIT/                                      TOTAL
SEQUENCE    BALANCE       BALANCE      (MONTHS)     (MOS)    DSCR    RATIO     ROOM/BED           LARGEST TENANT              SF
--------    -------      ---------     ---------  ---------  ----   -------    --------           --------------            -------
A71      $87,200,000       9.20%         118         300     1.70     66%         273      Credit Suisse First Boston          64%
A72       33,952,359       3.58%         118         358     1.38     58%         200      Actuate Corporation                 43%
A73       25,523,893       2.69%         116         356     1.28     80%         133      Lennox                              65%
A74       24,573,859       2.59%         115         295     1.40     64%          69      PCS Health Systems, Inc.           100%
A24       20,800,000       2.19%         118         360     1.24     80%      61,905
A75       17,945,954       1.89%         116         356     1.26     75%          80      Intergroup Health Services          24%
A91       17,912,607       1.89%         115         295     1.54     63%      76,224
A76       16,490,787       1.74%         119         359     1.22     77%         138      Nextel Communications               26%
B25       15,972,832       1.68%         117         357     1.47     52%          76      Macro International, Inc.           44%
A25       15,900,000       1.68%         118         360     1.27     80%      55,986
B41       15,642,813       1.65%         114         354     1.29     75%          23      Security Packaging                  32%
A77       14,854,242       1.57%         107         297     1.23     72%          93      Ford Motor Credit Corp             100%
A1        14,552,572       1.53%         104         344     1.50     63%         112      Harris Teeter                       27%
A92       13,324,256       1.41%         103         284     1.35     61%      85,412
A94       12,891,152       1.36%         118         298     1.23     77%          24      Saddle Creek                       100%
B8        12,461,491       1.31%         116         356     1.30     77%      30,246
A95       11,202,104       1.18%         118         298     1.23     77%          23      Saddle Creek                       100%
A26       11,080,000       1.17%         118         360     1.23     80%      37,432
A27.1
A27.2
A27.3
A27       11,061,025       1.17%         115         355     1.26     80%      18,684
A28       11,059,635       1.17%         112         295     1.25     64%      26,844
B9        10,959,222       1.16%         115         355     1.38     77%      32,617
B26       10,817,504       1.14%         112         292     1.31     70%         113      VA Tech America Corporation        100%
B27       10,484,382       1.11%         117         357     1.21     74%         198      AT&T Wireless Service              100%
A2        10,385,641       1.10%         118         358     1.27     80%         100      Lauer's                             48%
A29        9,979,713       1.05%         117         357     1.31     70%     293,521
A30        9,977,812       1.05%         112         295     1.25     69%      41,574
A31        9,520,000       1.00%         118         360     1.21     80%      50,105
A32        9,163,350       0.97%         118         360     1.21     70%      23,863
A96.1                                                                                      Ball Corporation                   100%
A96.2                                                                                      Mott's                             100%
A96        8,970,312       0.95%         118         238     1.24     72%          19                                           0%
A93        8,498,406       0.90%         113         293     1.41     68%      62,032
A33        8,304,867       0.88%         112         295     1.25     69%      36,425
B42        8,172,130       0.86%         115         223     1.35     74%          14      Quality Farm & Fleet, Inc.         100%
B43        7,970,079       0.84%         114         354     1.35     75%          25      Siemens Automotive Corporation      51%
A34        7,907,688       0.83%         112         295     1.25     67%      42,062
A35        7,585,617       0.80%         117         357     1.28     80%      51,254
A36        7,573,021       0.80%         115         355     1.23     80%      37,306
A37        7,366,340       0.78%         112         295     1.25     71%      34,747
B10        7,363,510       0.78%         112         352     1.27     79%      41,838
A78        7,360,076       0.78%         118         358     1.25     80%         111      Travelers                           16%
A3         6,975,305       0.74%         110         350     1.26     79%         143      Fuddruckers                         13%
A79        6,968,178       0.73%         113         353     1.40     66%         119      Mountain View Exec. Suites          24%
B11        6,924,685       0.73%         114         354     1.20     77%      60,743
A80        6,891,149       0.73%         118         358     1.26     81%          77      GST Telecom/Time Warner             21%
B12        6,761,942       0.71%         109         349     1.32     71%      38,640
B44        6,627,083       0.70%         109         349     1.22     73%          62      Gateway Church                      16%
A81        6,491,526       0.68%         118         358     1.27     79%          76      Progressive Casualty                18%
A4         5,977,522       0.63%          94          94     1.11     62%          57      Times Supermarket                   22%
A82        5,772,331       0.61%         118         358     1.25     68%          63      Grady Britton Advertising           16%
B13        5,729,682       0.60%         114         354     1.23     73%      55,093
B45        5,579,602       0.59%         114         354     1.32     69%          48      Anheuser-Busch, Incorporated       100%
A5         5,538,242       0.58%         118         298     1.21     79%          89      Winn Dixie                          94%
A38        5,530,512       0.58%         115         355     1.27     82%      19,612
A6         5,462,232       0.58%         100         340     1.28     79%          72      Winn Dixie                          78%
B57        5,396,757       0.57%         108         348     1.25     77%      16,554
B46        5,370,297       0.57%         110         350     1.29     72%          86      USDA                                24%
A39        5,338,171       0.56%         112         295     1.25     69%      31,036
A7         5,173,055       0.55%         111         351     1.25     80%          56      Minyards                            52%
A105       5,077,591       0.54%         116         296     1.46     64%       6,059
B28        4,966,778       0.52%         109         349     1.65     63%         228      Honda R & D Americas Inc.           37%
B71        4,868,398       0.51%         113         293     1.33     72%       7,619
A97        4,593,889       0.48%         118         358     1.26     77%          43      Vancouver Indoor Sports             19%
B47        4,254,098       0.45%         115         295     1.30     75%          56      DWJ Enterprises, Inc.,
                                                                                           dba Buchanan Visual                100%
A8         4,183,415       0.44%         116         356     1.25     69%          56      Back Bay Restaurant                 40%
A98        4,133,304       0.44%         114         354     1.25     79%          41      Proctor & Gamble                    50%
A40        4,071,982       0.43%         117         357     1.25     80%      14,861
B72        3,999,275       0.42%         107         287     1.60     69%       4,836
B58        3,992,202       0.42%         117         357     1.60     68%      13,862
A41        3,978,855       0.42%         115         295     1.20     80%      29,473
A42        3,951,987       0.42%         117         357     1.23     80%      39,520
A83        3,848,012       0.41%          87         327     1.30     70%          68      Polexis                             36%
B14        3,609,131       0.38%         116         356     1.21     80%      45,114
A9         3,595,505       0.38%         118         358     1.25     77%         222      Sav-on Drugs (Albertson's)         100%
B29        3,579,575       0.38%         109         349     1.56     68%          63      Alaska Airlines                     14%
B48        3,509,426       0.37%         115         355     1.38     70%          42      George B. Woodcock & Co.           100%
B15        3,483,711       0.37%         113         353     1.65     62%      58,062

SE-       LOAN                                                                                PROPERTY
QUENCE   NUMBER                 PROPERTY NAME                   CITY                 STATE      TYPE         PROPERTY SUBTYPE
------   ------                 -------------                   ----                 -----    --------       ----------------
B59    400000181  Hollywood MHP                                St Petersburg           FL    Mobile Home    Mobile Home Park
A43        51944  Woodland Apartments I & II                   Orlando                 FL    Multifamily    Garden Style
A106       52336  Downtown Mini Storage                        Los Angeles             CA    Self-Storage   Mini Storage
A84        54739  Northwest-Beaverton Center                   Beaverton               OR    Office         Flex
A10        54473  Crowfield Plaza Shopping Center              Goose Creek             SC    Retail         Anchored - Grocery
A44        51955  Cherry Glen Apartments I & II                Indianapolis            IN    Multifamily    Garden Style
A45        51973  Desertbrook Apartments                       Kennewick               WA    Multifamily    Apartment
B49    430990121  Electric Machinery Enterprises               Tampa                   FL    Industrial     Single Tenant Non Credit
B30    310000202  High Street Office                           Palo Alto               CA    Office         Single Tenant Non Credit
B31    240000220  Acacia Court                                 Newport Beach           CA    Office         Suburban
B32.1  100000215  Prudential Office Building                   Hilton Head Island      SC    Office         Suburban
B32.2  100000215  Carswell Office Building                     Hilton Head Island      SC    Office         Single Tenant Non Credit
B32.3  100000215  Stoneworks Showroom                          Hilton Head Island      SC    Industrial     Single Tenant Non Credit
B32    100000215  Prudential, Stoneworks &
                   Carswell Buildings (Roll-Up)                                              Various        Various
A85        53749  Caledon Woods Professional
                   Park Bldgs 3 & 11                           Greenville              SC    Office         Suburban
B73    302000206  Torrance Self Storage                        Torrance                CA    Self-Storage   Self Storage
B33    290990122  Pyramid Plaza                                San Antonio             TX    Office         Medical
B34    275990124  Dickinson Square                             Philadelphia            PA    Office         Medical
A11        51935  Park Plaza Shopping Center                   Heath                   OH    Retail         UnAnchored
B35    311000208  Enterprise Court                             Temecula                CA    Office         R & D
B36    240000187  North Broadway Office                        Santa Ana               CA    Office         CBD
B60    400000229  Marlboro Courts MHP                          West Palm Beach         FL    Mobile Home    Mobile Home Park
B50    430000217  Balboa Boulevard Building                    San Diego               CA    Industrial     R&D
A12        52506  Minyard's Property                           Dallas                  TX    Retail         Anchored - Grocery
B16    400000201  Autumn Wood Apartments                       Huntsville              AL    Multifamily    Garden
A46        54029  Westwood Apartments                          Fresno                  CA    Multifamily    Apartment
A99        54700  EDS Customer Relationship
                   Management Inc. Building                    Clarion                 IA    Industrial     R&D
B61    400000267  Mariposa Manor MHC                           Nogales                 AZ    Mobile Home    Mobile Home Park
A86        51941  Real Property Services Office Building       North Las Vegas         NV    Office         Suburban
A87        52387  Magna Post Office                            Magna                   UT    Office         Central Business Dist.
B17    400000228  Carson Crest Apartments                      Birmingham              AL    Multifamily    Garden
A100       53675  Nation's Capital Archives                    Woodbridge              VA    Industrial     Warehouse/Office
B37    400000275  Soaring Gulls Office Building                Las Vegas               NV    Office         Suburban
A47        54109  Sandalwood Apartments                        Fresno                  CA    Multifamily    Apartment
A13        53965  Spring Park Shopping Center                  Spring                  TX    Retail         Shadow Anchored
B62    400000183  Snug Harbor MHP                              Santa Cruz              CA    Mobile Home    Mobile Home Park
A48        51945  Sky Pines Apartments                         Orlando                 FL    Multifamily    Garden Style
B51    275000160  McNulty Road                                 Philadelphia            PA    Industrial     Office/Warehouse (Flex)
B1     303000144  Southpoint Shopping Center                   Sacramento              CA    Retail         Unanchored
B38    415000188  Glendale Office                              Glendale                CA    Office         Medical
A49        54448  Vogue Apartments                             Fort Myers              FL    Multifamily    Apartment
A107       51937  Capitol Mini-Storage #2                      Charleston              WV    Self-Storage   Mini Storage
B52    400000141  Premier Distribution                         Memphis                 TN    Industrial     Warehouse/Distribution
A50        51950  King's Colony Apartments                     Savannah                GA    Multifamily    Garden Style
B2     318000251  Kingston Pike                                Knoxville               TN    Retail         Unanchored
B63    300980019  Kimberly Gardens MHP                         Lake Forest             CA    Mobile Home    Mobile Home Park
B64    400000186  Country Homes Village MHP                    Weir                    TX    Mobile Home    Mobile Home Park
A51        51977  Arda Jean Apartments                         South Salt Lake         UT    Multifamily    Garden Style
A52        51954  Cedarwood Apartments I & II                  Goshen                  IN    Multifamily    Garden Style
A53        54449  French Quarter                               Tampa                   FL    Multifamily    Apartment
A109       51974  Seattle Mini Storage                         Seattle                 WA    Self-Storage   Mini Storage
B18    302000163  The Sierras                                  Winton                  CA    Multifamily    Garden
B3     308000248  Quality Stores Inc - Battle Creek, MI        Battle Creek            MI    Retail         Single Tenant Non Credit
A14        54297  Sam's Club - Yuma AZ                         Yuma                    AZ    Retail         Single Tenant-Credit
A101       53529  Hackensack Industrial                        Hackensack              NJ    Industrial     Single Tenant Non Credit
B19    245990128  Cedarwood Apartments                         Lawrence                KS    Multifamily    Student Housing
A15        54134  Holland Boone Shopping Center                Phoenix                 AZ    Retail         Shadow Anchored
A54        51956  Sherbrook Apartments                         Indianapolis            IN    Multifamily    Garden Style
A55        51953  Harvest Grove Apartments                     Gahanna                 OH    Multifamily    Garden Style
A110       53127  Elliot & Price Mini Storage                  Chandler                AZ    Self-Storage   Mini Storage
B65    400990118  Sunrise MHP                                  Wichita Falls           TX    Mobile Home    Mobile Home Park
A56        51952  Woodlands Apartments of Columbus II          Columbus                OH    Multifamily    Garden Style
B66    400000231  Holiday Rancho MHP                           Yucaipa                 CA    Mobile Home    Mobile Home Park
B39    309000203  Patrick Professional Plaza                   Las Vegas               NV    Office         Central Business Dist
B4     306000170  Mangrove Square                              Chico                   CA    Retail         Unanchored
A16        54322  Vintage Plaza                                Modesto                 CA    Retail         Mixed Use
B53    415000192  Morally Wholesale Design Center              San Marcos              CA    Industrial     Single Tenant Non Credit
A57        51957  Elmtree Park Apartments                      Indianapolis            IN    Multifamily    Garden Style
B54.1  430990126  Bee Street Office Warehouse Building         Farmers Branch          TX    Industrial     Office/Warehouse (Flex)
B54.2  430990126  Grissom Lane Office Warehouse Building       Dallas                  TX    Industrial     Office/Warehouse (Flex)
B54    430990126  Grissom-Bee Street Warehouses (Roll-Up)                                    Industrial     Office/Warehouse (Flex)
B67    400000154  Country Hills Mobile Estates                 Avondale                AZ    Mobile Home    Mobile Home Park
B68    400000233  Flinn Springs MHP                            Flinn Springs           CA    Mobile Home    Mobile Home Park
A58        51943  Elmwood Apartments II                        West Palm Beach         FL    Multifamily    Garden Style
A59        51949  Sunnyside Apartments                         Tifton                  GA    Multifamily    Garden Style
B5     302000146  Pico Boulevard                               Los Angeles             CA    Retail         Unanchored
B40    815000171  API Facility                                 West Palm Beach         FL    Office         Single Tenant Non Credit
A60        54321  Parkside I & II                              Gainesville             FL    Multifamily    Apartment
B20    410990032  President & Bel Air Apts.                    Philadelphia            PA    Multifamily    Mid-Rise
B6     275000145  Rite Aid, Highland Falls                     Highland Falls          NY    Retail         Single Tenant Non Credit


                         % OF        REMAINING                                 LOAN                                       LARGEST
                       AGGREGATE      TERM TO   REMAINING         CUT-OFF     BALANCE                                      TENANT
          CUT-OFF       CUT-OFF      MATURITY/    AMORT            DATE         PER                                        % OF
           DATE          DATE          ARD        TERM     U/W      LTV      SF/UNIT/                                      TOTAL
SEQUENCE  BALANCE       BALANCE      (MONTHS)     (MOS)    DSCR    RATIO     ROOM/BED           LARGEST TENANT              SF
--------  -------      ---------     ---------  ---------  ----   -------    --------           --------------            -------
B59      3,480,921       0.37%          110        350     1.29     76%       14,750
A43      3,423,807       0.36%           95        275     1.64     73%       20,259
A106     3,299,572       0.35%          176        176     1.65     49%        4,241
A84      3,295,629       0.35%          118        358     1.29     72%           68      Cascade Microtech (AT&T)           69%
A10      3,150,512       0.33%          116        356     1.29     80%           62      Food Lion                          57%
A44      3,108,137       0.33%           95        275     1.31     71%       22,361
A45      3,102,267       0.33%           95        275     1.30     60%       28,202
B49      3,046,659       0.32%          107        287     1.60     64%           22      Electric Machinery Enterprises    100%
B30      3,037,409       0.32%          113        173     1.43     59%          608      WorldView Management Corp.        100%
B31      2,988,443       0.32%          113        353     1.25     65%          110      Sunscope International             19%
B32.1                                                                                     Melrose Real Estate                27%
B32.2                                                                                     Lighthouse Financial              100%
B32.3                                                                                     Stoneworks                        100%
B32      2,913,677       0.31%          113        353     1.25     73%           88
A85      2,913,196       0.31%          115        355     1.25     73%          105      Metropolitan Life Insurance        28%
B73      2,909,079       0.31%          114        294     1.35     75%        6,137
B33      2,846,758       0.30%          108        228     1.28     53%           60      Biomedical Applications            19%
B34      2,827,936       0.30%          108        349     1.36     69%           71      Magee Rehabilitation               29%
A11      2,813,890       0.30%           92        272     1.22     72%           39      Furniture and Mattress Distrib.    21%
B35      2,791,265       0.29%          114        354     1.31     61%           35      American Media                      7%
B36      2,784,319       0.29%          110        350     1.41     53%           50      Orco Credit Union                  13%
B60      2,739,220       0.29%          115        355     1.31     79%       28,534
B50      2,686,211       0.28%          115        295     1.80     46%           59      Maxwell Technologies, Inc.        100%
A12      2,592,606       0.27%          113        293     1.26     66%           44      Sac N Save                        100%
B16      2,588,158       0.27%          112        352     1.27     78%       21,568
A46      2,583,736       0.27%          114        354     1.20     79%       28,708
A99      2,577,382       0.27%          105        177     1.15     79%           20      EDS Customer Relationship
                                                                                           Mngt. Inc.                       100%
B61      2,545,756       0.27%          117        357     1.22     75%       18,184
A86      2,495,404       0.26%           95        275     1.37     63%           76      Real Property Services Corp.      100%
A87      2,429,331       0.26%          115        235     1.27     65%          152      US Postal Service                  66%
B17      2,417,206       0.25%          115        355     1.26     75%       25,179
A100     2,387,786       0.25%          115        295     1.35     67%           45      Nation's Capital Archives         100%
B37      2,311,246       0.24%          117        357     1.44     69%          119      Capital Pacific                    52%
A47      2,295,982       0.24%          117        357     1.23     78%       20,500
A13      2,291,377       0.24%          114        354     1.29     74%          115      Dollar Tree                        20%
B62      2,287,864       0.24%          110        350     1.21     70%       19,066
A48      2,258,256       0.24%           95        275     1.76     73%       16,130
B51      2,236,796       0.24%          109        349     1.29     75%           30      Pepsi Cola Bottling Group, LLC     33%
B1       2,225,559       0.23%          108        288     1.43     70%           37      Thrifty Corporation (Rite Aid)     32%
B38      2,223,743       0.23%          111        351     1.29     74%          128      Cornerstone Animation              20%
A49      2,167,279       0.23%          115        355     1.27     77%       25,801
A107     2,123,285       0.22%           94        274     1.46     73%        3,033
B52      2,075,346       0.22%          108        288     1.38     69%           11      Pyramid Distribution, Inc.        100%
A50      2,039,715       0.22%           95        275     1.36     73%       22,918
B2       1,994,486       0.21%          117        297     1.31     73%           61      Bell South Personal
                                                                                           Communications, Inc.              39%
B63      1,978,725       0.21%          125        125     1.94     30%       12,445
B64      1,939,711       0.20%           74        350     1.26     79%       16,031
A51      1,904,802       0.20%          121        277     1.15     71%       26,456
A52      1,894,021       0.20%           95        275     1.54     73%       21,045
A53      1,843,433       0.19%          115        355     1.29     79%       32,341
A109     1,840,554       0.19%          100        280     1.29     62%        3,630
B18      1,840,239       0.19%          110        350     1.25     74%       20,912
B3       1,835,946       0.19%          116        224     1.30     70%           46      Quality Stores, Inc.              100%
A14      1,834,692       0.19%           76        235     1.29     53%           25      Sam's Club                        100%
A101     1,791,137       0.19%          115        295     1.32     75%           45      TimePlex, LLC                     100%
B19      1,786,686       0.19%          106        346     1.28     79%       14,645
A15      1,722,195       0.18%          117        357     1.30     75%          175      Holland Boone Pewter               40%
A54      1,637,843       0.17%           95        275     1.29     68%       21,271
A55      1,602,633       0.17%           95        275     1.22     73%       21,954
A110     1,595,770       0.17%          117        297     1.40     57%        2,620
B65      1,530,466       0.16%          106        286     1.13     71%        6,298
A56      1,529,786       0.16%           95        275     1.43     73%       21,854
B66      1,495,494       0.16%          115        355     1.32     72%       11,329
B39      1,493,978       0.16%          112        352     1.24     68%           93      Starbase-1 Coffee Company          13%
B4       1,492,603       0.16%          109        349     1.44     56%           65      Kinkos                             21%
A16      1,489,445       0.16%          116        236     1.51     47%           36      Ross Dress for Less                73%
B53      1,489,426       0.16%          112        292     1.29     74%           65      Morally Wholesale, Inc.           100%
A57      1,456,939       0.15%           95        275     1.27     63%       19,958
B54.1                                                                                     Combined Metal                     56%
B54.2                                                                                        Complete Tire                   43%
B54      1,408,080       0.15%          110        290     1.29     74%           22
B67      1,385,762       0.15%          108        288     1.37     72%       13,073
B68      1,346,511       0.14%          116        356     1.52     65%       26,930
A58      1,311,241       0.14%           95        275     1.58     72%       26,225
A59      1,303,961       0.14%           95        275     1.57     73%       18,111
B5       1,300,273       0.14%          108        348     1.39     54%          144      Pipi's Petunia Patch               24%
B40      1,278,959       0.13%          111        351     1.25     64%           54      USDA                              100%
A60      1,275,466       0.13%          115        355     1.26     80%       45,552
B20      1,224,812       0.13%          101        341     1.19     79%       19,755
B6       1,215,585       0.13%          107        347     1.38     71%          109      Rite-Aid                          100%

SE-       LOAN                                                                          PROPERTY
QUENCE   NUMBER                 PROPERTY NAME                     CITY           STATE    TYPE            PROPERTY SUBTYPE
------   ------                 -------------                     ----           -----  --------          ----------------
A61        51948  Pine Knoll Apartments of Clayton County       Jonesboro          GA  Multifamily     Garden Style
A108       51938  South Charleston Mini-Storage                 South Charleston   WV  Self-Storage    Mini Storage
B21.1  820000210  Willedrob Apartments                          Bloomington        IL  Multifamily     Garden
B21.2  820000210  Hershey Apartments                            Bloomington        IL  Multifamily     Garden
B21    820000210  Hershey & Willedrob Apts. (Roll-Up)                                  Multifamily     Garden
B22    440000198  Baycrest Apartments                           Caldwell           ID  Multifamily     Garden
A62        51933  Courtright Lane Apartments                    Columbus           OH  Multifamily     Apartment
A63        51951  Laurel Court Apartments                       Fremont            OH  Multifamily     Garden Style
B74    440000205  Intermountain Self Storage                    Pocatello          ID  Self-Storage    Self Storage
B23    410990031  Morris Manor Apts.                            Philadelphia       PA  Multifamily     Mid-Rise
A17       600012  38-40 Colorado Blvd.                          Pasadena           CA  Retail          Unanchored
A18        53623  CVS - Trenton, TN                             Trenton            TN  Retail          Single Tenant-Credit
A102       51980  Southtown Blvd. Commercial Building           Moraine (Dayton)   OH  Industrial      Multi-Tenant Office/Warehouse
B7     415000207  Diamond Bar Plaza                             Diamond Bar        CA  Retail          Unanchored
A19        51958  Fashion Bug/ Wonder Bread                     Plainfield         IN  Retail          Shadow Anchored
B69    415000221  Mountain View Villa MHC                       Apple Valley       CA  Mobile Home     Mobile Home Park
B75    295000135  US Storage Centers, Newport                   Costa Mesa         CA  Self-Storage    Self Storage
A103       51983  ImageMax Warehouse                            Chesterton         IN  Industrial      Office/Industrial
A64        51942  Clearlake Pines Apartments II                 Cocoa              FL  Multifamily     Garden Style
A88       600055  Prospect Office Building                      Longmont           CO  Office          Mixed Office/Retail and
                                                                                                        Multi-Family
A65        51946  Deerwood Apartments                           Eustis             FL  Multifamily     Garden Style
B24    410990033  Chelten Arms Apartments                       Philadelphia       PA  Multifamily     Mid-Rise
B55    415000149  Saddleback Technology Park #2                 Mission Viejo      CA  Industrial      Light Industrial/Assembly
B56    415990127  Saddleback Technology Park #1                 Mission Viejo      CA  Industrial      Single Tenant Non Credit
A66        51989  Parkside Manor Apartments                     Lincoln Park       MI  Multifamily     Apartment
A20        51981  The Fur Plaza                                 Sayville           NY  Retail          Unanchored
A89        51978  Renaissance Plaza                             West Linn          OR  Office          Suburban
A90        51990  Lakemont Office Bldg.                         Wheat Ridge        CO  Office          Suburban
A21        51984  Freeway VIII Center                           Lynnwood           WA  Retail          Unanchored
A67        53630  Westwood Heights Apartments                   Ft. Lauderdale     FL  Multifamily     Garden Style
A104       51985  Mountain View Mobile Home Park                Fort Collins       CO  Mobile Home     Average Mobile Home
A68        51982  Lantern Arms Apartments                       Dayton             OH  Multifamily     Apartment
A69        51947  Brandywyne Apartments East                    Winter Haven       FL  Multifamily     Garden Style
B70    400000143  Keystone MHP                                  Bacliff            TX  Mobile Home     Mobile Home Park
A70        51986  Windmill Courts Apartments                    Cazenovia          NY  Multifamily     Multifamily
A22        51979  Broadway Shoppette                            Littleton          CO  Retail          Unanchored
A23        51987  Prime Commercial Partners-
                   Burley Honk's 99 Cent Retail Store           Burley             ID  Retail          Unanchored


                         % OF       REMAINING                                 LOAN                                        LARGEST
                       AGGREGATE     TERM TO    REMAINING         CUT-OFF     BALANCE                                      TENANT
          CUT-OFF       CUT-OFF     MATURITY/     AMORT            DATE         PER                                        % OF
           DATE          DATE         ARD         TERM     U/W      LTV      SF/UNIT/                                      TOTAL
SEQUENCE  BALANCE       BALANCE     (MONTHS)      (MOS)    DSCR    RATIO     ROOM/BED         LARGEST TENANT                SF
--------  -------      ---------    ---------   ---------  ----   -------    --------         --------------              -------
A61      1,194,690       0.13%          95         275     1.38       73%     25,972
A108     1,191,968       0.13%          94         274     1.19       72%      2,310
B21.1
B21.2
B21      1,184,449       0.12%         112         352     1.21       77%     28,201
B22      1,106,466       0.12%         113         353     1.22       71%     36,882
A62      1,104,752       0.12%          90         270     1.38       78%     23,505
A63      1,092,705       0.12%          95         275     1.42       75%     15,836
B74      1,089,144       0.11%         173         233     1.35       68%      2,288
B23      1,084,247       0.11%          98         338     1.38       76%     20,079
A17      1,082,733       0.11%         108         168     1.74       37%        101      Old Town Music                     39%
A18      1,068,086       0.11%         115         355     1.33       76%        105      REVCO (CVS)                       100%
A102     1,057,777       0.11%          91         271     1.42       73%         23      M&R Flexible Packaging             45%
B7       1,045,102       0.11%         112         352     2.35       33%        102      Hollywood Video                    49%
A19      1,002,517       0.11%          97         277     1.13       69%         64      Fashion Bug                        80%
B69        996,822       0.11%         115         355     1.41       52%      9,316
B75        973,073       0.10%         108         288     1.27       65%     18,713
A103       881,019       0.09%          95         275     1.12       73%         21      ImageMax                          100%
A64        874,161       0.09%          95         275     1.54       73%     17,140
A88        856,990       0.09%         113         293     1.25       71%         89      Cafe Loi-Beh                       18%
A65        855,952       0.09%          95         275     1.82       73%     17,119
B24        843,938       0.09%          99         339     1.36       79%     26,373
B55        749,037       0.08%         106         346     1.24       65%         75      Gymnastics For Kids                69%
B56        739,274       0.08%         107         347     1.34       62%         71      South Central Pool Supply         100%
A66        736,422       0.08%          99         279     1.37       74%     23,013
A20        732,060       0.08%          93         273     1.84       37%         33      John Pappas Furs, Inc.             34%
A89        724,481       0.08%          90         270     1.26       57%         78      Renaissance Development Corp.      64%
A90        719,020       0.08%          99         279     1.27       54%         52      Orten & Hindman                   100%
A21        666,112       0.07%          91         211     1.26       52%         82      Supercuts                          18%
A67        597,944       0.06%         114         354     1.26       74%     27,179
A104       597,236       0.06%          93         273     1.70       57%     16,590
A68        584,052       0.06%          93         273     1.42       67%     11,919
A69        582,776       0.06%          95         275     1.64       73%     15,336
B70        542,832       0.06%         106         286     1.28       79%     10,644
A70        488,518       0.05%          94         274     1.27       61%     15,266
A22        419,814       0.04%          93         273     1.75       50%         34      NAPA Auto Parts                    67%
A23        313,897       0.03%          99         279     1.23       64%         74      Honks 99-Cent Retail Store        100%

--------------------------------------------------------------------------------
LOANS SORTED BY PROPERTY TYPE


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                               BANC OF AMERICA SECURITIES [LOGO]

         Loan                                                                                   Property
Sequence Number    Property Name                                    City                 State    Type       Property Subtype
---------------    -------------                                    ----                 -----  --------     ----------------
A1       51084     Ballantyne Commons East                          Charlotte             NC    Retail      Anchored - Grocery
A2       52597     Marlboro Village Center                          Upper Marlboro        MD    Retail      Anchored
A3       52466     Frankford Pavilion Shopping Center               Dallas                TX    Retail      Unanchored
A4       53343     Aiea Shopping Center                             Aiea                  HI    Retail      Anchored - Grocery
A5       54536     Arabi Shopping Center - Winn Dixie #1434         Arabi                 LA    Retail      Anchored - Grocery
A6       51020     Premier Plaza Shopping Center                    Brandon               MS    Retail      Anchored - Grocery
A7       51674     Shady Grove Shopping Center                      Irving                TX    Retail      Anchored - Grocery
A8       53894     Merchants Row Mall                               Hanover               MA    Retail      Unanchored
A9       54141     Sav-On Drug Store No. 96BT                       West Covina           CA    Retail      Single Tenant-Credit
A10      54473     Crowfield Plaza Shopping Center                  Goose Creek           SC    Retail      Anchored - Grocery
A11      51935     Park Plaza Shopping Center                       Heath                 OH    Retail      UnAnchored
A12      52506     Minyard's Property                               Dallas                TX    Retail      Anchored - Grocery
A13      53965     Spring Park Shopping Center                      Spring                TX    Retail      Shadow Anchored
B1       303000144 Southpoint Shopping Center                       Sacramento            CA    Retail      Unanchored
B2       318000251 Kingston Pike                                    Knoxville             TN    Retail      Unanchored
B3       308000248 Quality Stores Inc - Battle Creek, MI            Battle Creek          MI    Retail      Single Tenant Non Credit
A14      54297     Sam's Club - Yuma AZ                             Yuma                  AZ    Retail      Single Tenant-Credit
A15      54134     Holland Boone Shopping Center                    Phoenix               AZ    Retail      Shadow Anchored
B4       306000170 Mangrove Square                                  Chico                 CA    Retail      Unanchored
A16      54322     Vintage Plaza                                    Modesto               CA    Retail      Mixed Use
B5       302000146 Pico Boulevard                                   Los Angeles           CA    Retail      Unanchored
B6       275000145 Rite Aid, Highland Falls                         Highland Falls        NY    Retail      Single Tenant Non Credit
A17      600012    38-40 Colorado Blvd.                             Pasadena              CA    Retail      Unanchored
A18      53623     CVS - Trenton, TN                                Trenton               TN    Retail      Single Tenant-Credit
B7       415000207 Diamond Bar Plaza                                Diamond Bar           CA    Retail      Unanchored
A19      51958     Fashion Bug/ Wonder Bread                        Plainfield            IN    Retail      Shadow Anchored
A20      51981     The Fur Plaza                                    Sayville              NY    Retail      Unanchored
A21      51984     Freeway VIII Center                              Lynnwood              WA    Retail      Unanchored
A22      51979     Broadway Shoppette                               Littleton             CO    Retail      Unanchored
A23      51987     Prime Commercial Partners-Burley
                   Honk's 99 Cent Retail Store                      Burley                ID    Retail      Unanchored
A24      54816     RCA - Royal St. Moritz Apartments                Grapevine             TX    Multifamily Garden Style
A25      54781     Keswick Village Apartments                       Conyers               GA    Multifamily Garden Style
B8       100000268 Forest Park Apartments                           Forest Park           OH    Multifamily Garden
A26      54813     RCA - Regency Arms                               Houston               TX    Multifamily Apartment
A27.1    53169     Columbia Apartment Portfolio-Gatehouse Apts.     Columbia              MO    Multifamily Garden Style
A27.2    53169     Columbia Apartment Portfolio-Holiday House Apts. Columbia              MO    Multifamily Garden Style
A27.3    53169     Columbia Apartment Portfolio-Tiger Village Apts. Columbia              MO    Multifamily Garden Style
A27      53169     Columbia Apartment Portfolio (Roll-Up)                                       Multifamily Garden Style
A28      53411     Colonial Pines Apartments                        Lindenwold            NJ    Multifamily Garden Style
B9       400000262 Lake Jasmine Apartments                          Orlando               FL    Multifamily Garden
A29      54503     Gough & Fell Apartments                          San Francisco         CA    Multifamily Mixed Use MF/Retail
A30      53414     Eastampton Gardens Apartments                    Eastampton            NJ    Multifamily Garden Style
A31      54812     RCA - Lexington Apartments                       Biloxi                MS    Multifamily Apartment
A32      54814     RCA - Royal Pheonician Apartments                Houston               TX    Multifamily Apartment
A33      53406     Cedar Gardens Apartments                         Baltimore             MD    Multifamily Garden Style
A34      53410     Colonial Apartments                              Cherry Hill Township  NJ    Multifamily Garden Style
A35      53247     Fountain Court Apartments                        Lynnwood              WA    Multifamily Apartment
A36      54277     Quarterfield Crossing Apartments                 Glen Burnie           MD    Multifamily Garden Style
B10      820000196 Vernon Stables                                   Normal                IL    Multifamily Student Housing
A37      53412     Country Village Apartments                       Dover                 DE    Multifamily Garden Style
B11      800000218 Whipple Creek Apartments                         Ridgefield            WA    Multifamily Garden
B12      302000148 Lake Meridian Apartments                         Kent                  WA    Multifamily Garden
B13      415000222 Bascom Square Apartments                         Anaheim               CA    Multifamily Garden
A38      53079     Colony Apartments                                Columbia              MO    Multifamily Apartment
A39      53407     Cedar Towers Apartments                          Baltimore             MD    Multifamily Garden Style
A40      54625     Lake Park Tower Apartments                       East Cleveland        OH    Multifamily Apartment
A41      54226     Westport Commons Apartments                      Tampa                 FL    Multifamily Apartment
A42      53509     Goose Creek Apartments                           Bloomington           IL    Multifamily Apartment
B14      415000242 La Quinta Springs Apartments                     Indio                 CA    Multifamily Garden
B15      415000195 Westbay Apartments                               Costa Mesa            CA    Multifamily Garden
A43      51944     Woodland Apartments I & II                       Orlando               FL    Multifamily Garden Style
A44      51955     Cherry Glen Apartments I & II                    Indianapolis          IN    Multifamily Garden Style
A45      51973     Desertbrook Apartments                           Kennewick             WA    Multifamily Apartment
B16      400000201 Autumn Wood Apartments                           Huntsville            AL    Multifamily Garden
A46      54029     Westwood Apartments                              Fresno                CA    Multifamily Apartment
B17      400000228 Carson Crest Apartments                          Birmingham            AL    Multifamily Garden
A47      54109     Sandalwood Apartments                            Fresno                CA    Multifamily Apartment
A48      51945     Sky Pines Apartments                             Orlando               FL    Multifamily Garden Style
A49      54448     Vogue Apartments                                 Fort Myers            FL    Multifamily Apartment
A50      51950     King's Colony Apartments                         Savannah              GA    Multifamily Garden Style
A51      51977     Arda Jean Apartments                             South Salt Lake       UT    Multifamily Garden Style
A52      51954     Cedarwood Apartments I & II                      Goshen                IN    Multifamily Garden Style
A53      54449     French Quarter                                   Tampa                 FL    Multifamily Apartment
B18      302000163 The Sierras                                      Winton                CA    Multifamily Garden
B19      245990128 Cedarwood Apartments                             Lawrence              KS    Multifamily Student Housing
A54      51956     Sherbrook Apartments                             Indianapolis          IN    Multifamily Garden Style
A55      51953     Harvest Grove Apartments                         Gahanna               OH    Multifamily Garden Style
A56      51952     Woodlands Apartments of Columbus II              Columbus              OH    Multifamily Garden Style
A57      51957     Elmtree Park Apartments                          Indianapolis          IN    Multifamily Garden Style



                                     Remaining                                                                              Largest
                                     Term to                   Cut-off    Loan                                              Tenant
             Cut-off  % of Aggregate Maturity/ Remaining         Date  Balance Per                                            % of
              Date      Cut-Off Date   ARD     Amort Term U/W    LTV     SF/Unit/                                             Total
Sequence     Balance       Balance   (months)     (Mos)   DSCR  Ratio    Room/Bed        Largest Tenant                        SF
--------     -------  -------------- --------  ---------- ---- ------- -----------       --------------                     -------
A1        $14,552,572       1.53%      104         344    1.50  63%      112    Harris Teeter                               27%
A2         10,385,641       1.10%      118         358    1.27  80%      100    Lauer's                                     48%
A3          6,975,305       0.74%      110         350    1.26  79%      143    Fuddruckers                                 13%
A4          5,977,522       0.63%       94          94    1.11  62%       57    Times Supermarket                           22%
A5          5,538,242       0.58%      118         298    1.21  79%       89    Winn Dixie                                  94%
A6          5,462,232       0.58%      100         340    1.28  79%       72    Winn Dixie                                  78%
A7          5,173,055       0.55%      111         351    1.25  80%       56    Minyards                                    52%
A8          4,183,415       0.44%      116         356    1.25  69%       56    Back Bay Restaurant                         40%
A9          3,595,505       0.38%      118         358    1.25  77%      222    Sav-on Drugs (Albertson's)                 100%
A10         3,150,512       0.33%      116         356    1.29  80%       62    Food Lion                                   57%
A11         2,813,890       0.30%       92         272    1.22  72%       39    Furniture and Mattress Distrib.             21%
A12         2,592,606       0.27%      113         293    1.26  66%       44    Sac N Save                                 100%
A13         2,291,377       0.24%      114         354    1.29  74%      115    Dollar Tree                                 20%
B1          2,225,559       0.23%      108         288    1.43  70%       37    Thrifty Corporation (Rite Aid)              32%
B2          1,994,486       0.21%      117         297    1.31  73%       61    Bell South Personal Communications, Inc.    39%
B3          1,835,946       0.19%      116         224    1.30  70%       46    Quality Stores, Inc.                       100%
A14         1,834,692       0.19%       76         235    1.29  53%       25    Sam's Club                                 100%
A15         1,722,195       0.18%      117         357    1.30  75%      175    Holland Boone Pewter                        40%
B4          1,492,603       0.16%      109         349    1.44  56%       65    Kinkos                                      21%
A16         1,489,445       0.16%      116         236    1.51  47%       36    Ross Dress for Less                         73%
B5          1,300,273       0.14%      108         348    1.39  54%      144    Pipi's Petunia Patch                        24%
B6          1,215,585       0.13%      107         347    1.38  71%      109    Rite-Aid                                   100%
A17         1,082,733       0.11%      108         168    1.74  37%      101    Old Town Music                              39%
A18         1,068,086       0.11%      115         355    1.33  76%      105    REVCO (CVS)                                100%
B7          1,045,102       0.11%      112         352    2.35  33%      102    Hollywood Video                             49%
A19         1,002,517       0.11%       97         277    1.13  69%       64    Fashion Bug                                 80%
A20           732,060       0.08%       93         273    1.84  37%       33    John Pappas Furs, Inc.                      34%
A21           666,112       0.07%       91         211    1.26  52%       82    Supercuts                                   18%
A22           419,814       0.04%       93         273    1.75  50%       34    NAPA Auto Parts                             67%
A23           313,897       0.03%       99         279    1.23  64%       74    Honks 99-Cent Retail Store                 100%
A24        20,800,000       2.19%      118         360    1.24  80%   61,905
A25        15,900,000       1.68%      118         360    1.27  80%   55,986
B8         12,461,491       1.31%      116         356    1.30  77%   30,246
A26        11,080,000       1.17%      118         360    1.23  80%   37,432
A27.1
A27.2
A27.3
A27        11,061,025       1.17%      115         355    1.26  80%   18,684
A28        11,059,635       1.17%      112         295    1.25  64%   26,844
B9         10,959,222       1.16%      115         355    1.38  77%   32,617
A29         9,979,713       1.05%      117         357    1.31  70%  293,521
A30         9,977,812       1.05%      112         295    1.25  69%   41,574
A31         9,520,000       1.00%      118         360    1.21  80%   50,105
A32         9,163,350       0.97%      118         360    1.21  70%   23,863
A33         8,304,867       0.88%      112         295    1.25  69%   36,425
A34         7,907,688       0.83%      112         295    1.25  67%   42,062
A35         7,585,617       0.80%      117         357    1.28  80%   51,254
A36         7,573,021       0.80%      115         355    1.23  80%   37,306
B10         7,363,510       0.78%      112         352    1.27  79%   41,838
A37         7,366,340       0.78%      112         295    1.25  71%   34,747
B11         6,924,685       0.73%      114         354    1.20  77%   60,743
B12         6,761,942       0.71%      109         349    1.32  71%   38,640
B13         5,729,682       0.60%      114         354    1.23  73%   55,093
A38         5,530,512       0.58%      115         355    1.27  82%   19,612
A39         5,338,171       0.56%      112         295    1.25  69%   31,036
A40         4,071,982       0.43%      117         357    1.25  80%   14,861
A41         3,978,855       0.42%      115         295    1.20  80%   29,473
A42         3,951,987       0.42%      117         357    1.23  80%   39,520
B14         3,609,131       0.38%      116         356    1.21  80%   45,114
B15         3,483,711       0.37%      113         353    1.65  62%   58,062
A43         3,423,807       0.36%       95         275    1.64  73%   20,259
A44         3,108,137       0.33%       95         275    1.31  71%   22,361
A45         3,102,267       0.33%       95         275    1.30  60%   28,202
B16         2,588,158       0.27%      112         352    1.27  78%   21,568
A46         2,583,736       0.27%      114         354    1.20  79%   28,708
B17         2,417,206       0.25%      115         355    1.26  75%   25,179
A47         2,295,982       0.24%      117         357    1.23  78%   20,500
A48         2,258,256       0.24%       95         275    1.76  73%   16,130
A49         2,167,279       0.23%      115         355    1.27  77%   25,801
A50         2,039,715       0.22%       95         275    1.36  73%   22,918
A51         1,904,802       0.20%      121         277    1.15  71%   26,456
A52         1,894,021       0.20%       95         275    1.54  73%   21,045
A53         1,843,433       0.19%      115         355    1.29  79%   32,341
B18         1,840,239       0.19%      110         350    1.25  74%   20,912
B19         1,786,686       0.19%      106         346    1.28  79%   14,645
A54         1,637,843       0.17%       95         275    1.29  68%   21,271
A55         1,602,633       0.17%       95         275    1.22  73%   21,954
A56         1,529,786       0.16%       95         275    1.43  73%   21,854
A57         1,456,939       0.15%       95         275    1.27  63%   19,958

              Loan                                                                                                Property
Sequence      Number       Property Name                                               City               State     Type
--------      ------       -------------                                               ----               -----   --------
A58           51943        Elmwood Apartments II                                  West Palm Beach           FL    Multifamily
A59           51949        Sunnyside Apartments                                   Tifton                    GA    Multifamily
A60           54321        Parkside I & II                                        Gainesville               FL    Multifamily
B20           410990032    President & Bel Air Apts.                              Philadelphia              PA    Multifamily
A61           51948        Pine Knoll Apartments of Clayton County                Jonesboro                 GA    Multifamily
B21.1         820000210    Willedrob Apartments                                   Bloomington               IL    Multifamily
B21.2         820000210    Hershey Apartments                                     Bloomington               IL    Multifamily
B21           820000210    Hershey & Willedrob Apts. (Roll-Up)                                                    Multifamily
B22           440000198    Baycrest Apartments                                    Caldwell                  ID    Multifamily
A62           51933        Courtright Lane Apartments                             Columbus                  OH    Multifamily
A63           51951        Laurel Court Apartments                                Fremont                   OH    Multifamily
B23           410990031    Morris Manor Apts.                                     Philadelphia              PA    Multifamily
A64           51942        Clearlake Pines Apartments II                          Cocoa                     FL    Multifamily
A65           51946        Deerwood Apartments                                    Eustis                    FL    Multifamily
B24           410990033    Chelten Arms Apartments                                Philadelphia              PA    Multifamily
A66           51989        Parkside Manor Apartments                              Lincoln Park              MI    Multifamily
A67           53630        Westwood Heights Apartments                            Ft. Lauderdale            FL    Multifamily
A68           51982        Lantern Arms Apartments                                Dayton                    OH    Multifamily
A69           51947        Brandywyne Apartments East                             Winter Haven              FL    Multifamily
A70           51986        Windmill Courts Apartments                             Cazenovia                 NY    Multifamily

A71           54059        315 Park Avenue                                        New York                  NY    Office
A72           54656        701 Gateway Office Building                            South San Francisco       CA    Office
A73           53531        One Lake Park Office Building                          Richardson                TX    Office
A74           53967        PCS Holdings Corp Office Building                      Scottsdale                AZ    Office
A75           53879        Talley Plaza                                           Phoenix                   AZ    Office
A76           54748        Northwest-Hidden Valley                                Bellevue                  WA    Office
B25           260000223    Calverton Office Building #5                           Beltsville                MD    Office
A77           54664        Freeport Office Center IV                              Irving                    TX    Office
B26           312000213    Stealth II                                             Cecil Township            PA    Office
B27           800000214    Willows Corporate Center                               Redmond                   WA    Office
A78           54742        Northwest-Plaza West                                   Tigard                    OR    Office
A79           52141        Tech Center Plaza                                      Las Vegas                 NV    Office
A80           54745        Northwest-Cascade Building                             Portland                  OR    Office
A81           54606        Severn Place Office Building                           Metairie                  LA    Office
A82           54746        Northwest-Spalding Building                            Portland                  OR    Office
B28           304000155    800 California Street                                  Mountain View             CA    Office
A83           51225        2815 Camino Del Rio Building                           San Diego                 CA    Office
B29           800000173    Westside Center                                        Federal Way               WA    Office
A84           54739        Northwest-Beaverton Center                             Beaverton                 OR    Office
B30           310000202    High Street Office                                     Palo Alto                 CA    Office
B31           240000220    Acacia Court                                           Newport Beach             CA    Office
B32.1         100000215    Prudential Office Building                             Hilton Head Island        SC    Office
B32.2         100000215    Carswell Office Building                               Hilton Head Island        SC    Office
B32.3         100000215    Stoneworks Showroom                                    Hilton Head Island        SC    Industrial
B32           100000215    Prudential, Stoneworks & Carswell Buildings (Roll-Up)                                  Various
A85           53749        Caledon Woods Professional Park Bldgs 3 & 11           Greenville                SC    Office
B33           290990122    Pyramid Plaza                                          San Antonio               TX    Office
B34           275990124    Dickinson Square                                       Philadelphia              PA    Office
B35           311000208    Enterprise Court                                       Temecula                  CA    Office
B36           240000187    North Broadway Office                                  Santa Ana                 CA    Office
A86           51941        Real Property Services Office Building                 North Las Vegas           NV    Office
A87           52387        Magna Post Office                                      Magna                     UT    Office
B37           400000275    Soaring Gulls Office Building                          Las Vegas                 NV    Office
B38           415000188    Glendale Office                                        Glendale                  CA    Office
B39           309000203    Patrick Professional Plaza                             Las Vegas                 NV    Office
B40           815000171    API Facility                                           West Palm Beach           FL    Office
A88           600055       Prospect Office Building                               Longmont                  CO    Office
A89           51978        Renaissance Plaza                                      West Linn                 OR    Office
A90           51990        Lakemont Office Bldg.                                  Wheat Ridge               CO    Office

A91           54674        Historic Mission Inn                                   Riverside                 CA    Hotel
A92           52533        Marriott Courtyard - Embassy Row                       Washington                DC    Hotel
A93           51872        Comfort Suites-BWI Airport                             Linthicum                 MD    Hotel

A94           54221        Eagle One Distribution Warehouse                       Atlanta                   GA    Industrial
A95           54222        Eagle Two Distribution Warehouse                       Atlanta                   GA    Industrial
A96.1         53806        Ball Plastics Warehouse                                Lysander                  NY    Industrial
A96.2         53806        Motts Warehouse                                        Lyons                     NY    Industrial
A96           53806        Ball Plastics/Motts Warehouse-Summary (Roll-Up)                                        Industrial
B42           308000246    Quality Distribution Center                            Fostoria                  OH    Industrial
B43           100000225    Industrial Park South                                  Gainesville               GA    Industrial
B44           415000152    Center Pointe Business Park                            El Cajon                  CA    Industrial
B45           240000204    ABI Distribution Center                                Oklahoma City             OK    Industrial
B46           400000169    Airport Commerce Center                                Del Aire                  CA    Industrial
A97           54740        Northwest-Vancouver Business Park                      Vancouver                 WA    Industrial
B47           311000219    Buchanan Visual Communications                         Farmers Branch            TX    Industrial
A98           54055        Keystone Industrial Park                               Bristol                   PA    Industrial
B48           315000232    Canoga Avenue Industrial                               Chatsworth                CA    Industrial
B49           430990121    Electric Machinery Enterprises                         Tampa                     FL    Industrial

                                                                              Remaining
                                                                               Term to                             Cut-off
                                               Cut-off        %of Aggregate   Maturity/  Remaining                   Date
                                                Date           Cut-Off Date    ARD       Amort Term    U/W           LTV
Property Subtype                               Balance          Balance       (months)    (Mos)        DSCR          Ratio
----------------                               -------          -------       --------    -----        ----          -----
Garden Style                                  1,311,241          0.14%          95         275          1.58         72.00%
Garden Style                                  1,303,961          0.14%          95         275          1.57         73.00%
Apartment                                     1,275,466          0.13%         115         355          1.26         80.00%
Mid-Rise                                      1,224,812          0.13%         101         341          1.19         79.00%
Garden Style                                  1,194,690          0.13%          95         275          1.38         73.00%
Garden
Garden
Garden                                        1,184,449          0.12%         112         352          1.21         77.00%
Garden                                        1,106,466          0.12%         113         353          1.22         71.00%
Apartment                                     1,104,752          0.12%          90         270          1.38         78.00%
Garden Style                                  1,092,705          0.12%          95         275          1.42         75.00%
Mid-Rise                                      1,084,247          0.11%          98         338          1.38         76.00%
Garden Style                                    874,161          0.09%          95         275          1.54         73.00%
Garden Style                                    855,952          0.09%          95         275          1.82         73.00%
Mid-Rise                                        843,938          0.09%          99         339          1.36         79.00%
Apartment                                       736,422          0.08%          99         279          1.37         74.00%
Garden Style                                    597,944          0.06%         114         354          1.26         74.00%
Apartment                                       584,052          0.06%          93         273          1.42         67.00%
Garden Style                                    582,776          0.06%          95         275          1.64         73.00%
Multifamily                                     488,518          0.05%          94         274          1.27         61.00%

Central Business Dist                        87,200,000          9.20%         118         300           1.7         66.00%
Suburban                                     33,952,359          3.58%         118         358          1.38         58.00%
Suburban                                     25,523,893          2.69%         116         356          1.28         80.00%
Single Tenant - Non Credit                   24,573,859          2.59%         115         295           1.4         64.00%
Suburban                                     17,945,954          1.89%         116         356          1.26         75.00%
Suburban                                     16,490,787          1.74%         119         359          1.22         77.00%
Suburban                                     15,972,832          1.68%         117         357          1.47         52.00%
Suburban                                     14,854,242          1.57%         107         297          1.23         72.00%
Single Tenant Non Credit                     10,817,504          1.14%         112         292          1.31         70.00%
Single Tenant Credit                         10,484,382          1.11%         117         357          1.21         74.00%
Suburban                                      7,360,076          0.78%         118         358          1.25         80.00%
Post 1985 & MOB                               6,968,178          0.73%         113         353           1.4         66.00%
Central Business Dist                         6,891,149          0.73%         118         358          1.26         81.00%
Suburban                                      6,491,526          0.68%         118         358          1.27         79.00%
Central Business Dist                         5,772,331          0.61%         118         358          1.25         68.00%
Office/Restaurant                             4,966,778          0.52%         109         349          1.65         63.00%
Suburban                                      3,848,012          0.41%          87         327           1.3         70.00%
Suburban                                      3,579,575          0.38%         109         349          1.56         68.00%
Flex                                          3,295,629          0.35%         118         358          1.29         72.00%
Single Tenant Non Credit                      3,037,409          0.32%         113         173          1.43         59.00%
Suburban                                      2,988,443          0.32%         113         353          1.25         65.00%
Suburban
Single Tenant Non Credit
Single Tenant Non Credit
Various                                       2,913,677          0.31%         113         353          1.25         73.00%
Suburban                                      2,913,196          0.31%         115         355          1.25         73.00%
Medical                                       2,846,758          0.30%         108         228          1.28         53.00%
Medical                                       2,827,936          0.30%         108         349          1.36         69.00%
R & D                                         2,791,265          0.29%         114         354          1.31         61.00%
CBD                                           2,784,319          0.29%         110         350          1.41         53.00%
Suburban                                      2,495,404          0.26%          95         275          1.37         63.00%
Central Business Dist                         2,429,331          0.26%         115         235          1.27         65.00%
Suburban                                      2,311,246          0.24%         117         357          1.44         69.00%
Medical                                       2,223,743          0.23%         111         351          1.29         74.00%
Central Business Dist                         1,493,978          0.16%         112         352          1.24         68.00%
Single Tenant Non Credit                      1,278,959          0.13%         111         351          1.25         64.00%
Mixed Office/Retail and Multi-Family            856,990          0.09%         113         293          1.25         71.00%
Suburban                                        724,481          0.08%          90         270          1.26         57.00%
Suburban                                        719,020          0.08%          99         279          1.27         54.00%

Full Service                                 17,912,607          1.89%         115         295          1.54         63.00%
Full Service                                 13,324,256          1.41%         103         284          1.35         61.00%
Limited Service                               8,498,406          0.90%         113         293          1.41         68.00%

Distribution                                 12,891,152          1.36%         118         298          1.23         77.00%
Distribution                                 11,202,104          1.18%         118         298          1.23         77.00%
Warehouse/Distribution
Warehouse/Distribution
Warehouse/Distribution                        8,970,312          0.95%         118         238          1.24         72.00%
Warehouse/Distribution                        8,172,130          0.86%         115         223          1.35         74.00%
Light Industrial/Assembly                     7,970,079          0.84%         114         354          1.35         75.00%
Office/Warehouse (Flex)                       6,627,083          0.70%         109         349          1.22         73.00%
Warehouse/Distribution                        5,579,602          0.59%         114         354          1.32         69.00%
Office/Warehouse (Flex)                       5,370,297          0.57%         110         350          1.29         72.00%
Mixed Use                                     4,593,889          0.48%         118         358          1.26         77.00%
Single Tenant Non Credit                      4,254,098          0.45%         115         295           1.3         75.00%
Warehouse                                     4,133,304          0.44%         114         354          1.25         79.00%
Office/Warehouse (Flex)                       3,509,426          0.37%         115         355          1.38         70.00%
Single Tenant Non Credit                      3,046,659          0.32%         107         287           1.6         64.00%

                                                                                  Largest
    Loan                                                                          Tenant
 Balance Per                                                                       % of
  SF/Unit/                                                                         Total
  Room/Bed                      Largest Tenant                                      SF
  --------                      --------------                                    -------
  26,225
  18,111
  45,552
  19,755
  25,972


  28,201
  36,882
  23,505
  15,836
  20,079
  17,140
  17,119
  26,373
  23,013
  27,179
  11,919
  15,336
  15,266

     273                        Credit Suisse First Boston                           64.00%
     200                        Actuate Corporation                                  43.00%
     133                        Lennox                                               65.00%
      69                        PCS Health Systems, Inc.                            100.00%
      80                        Intergroup Health Services                           24.00%
     138                        Nextel Communications                                26.00%
      76                        Macro International, Inc.                            44.00%
      93                        Ford Motor Credit Corp                              100.00%
     113                        VA Tech America Corporation                         100.00%
     198                        AT&T Wireless Service                               100.00%
     111                        Travelers                                            16.00%
     119                        Mountain View Exec. Suites                           24.00%
      77                        GST Telecom/Time Warner                              21.00%
      76                        Progressive Casualty                                 18.00%
      63                        Grady Britton Advertising                            16.00%
     228                        Honda R & D Americas Inc.                            37.00%
      68                        Polexis                                              36.00%
      63                        Alaska Airlines                                      14.00%
      68                        Cascade Microtech (AT&T)                             69.00%
     608                        WorldView Management Corp.                          100.00%
     110                        Sunscope International                               19.00%
                                Melrose Real Estate                                  27.00%
                                Lighthouse Financial                                100.00%
                                Stoneworks                                          100.00%
      88
     105                        Metropolitan Life Insurance                          28.00%
      60                        Biomedical Applications                              19.00%
      71                        Magee Rehabilitation                                 29.00%
      35                        American Media                                        7.00%
      50                        Orco Credit Union                                    13.00%
      76                        Real Property Services Corp.                        100.00%
     152                        US Postal Service                                    66.00%
     119                        Capital Pacific                                      52.00%
     128                        Cornerstone Animation                                20.00%
      93                        Starbase-1 Coffee Company                            13.00%
      54                        USDA                                                100.00%
      89                        Cafe Loi-Beh                                         18.00%
      78                        Renaissance Development Corp.                        64.00%
      52                        Orten & Hindman                                     100.00%

  76,224
  85,412
  62,032

      24                        Saddle Creek                                        100.00%
      23                        Saddle Creek                                        100.00%
                                Ball Corporation                                    100.00%
                                Mott's                                              100.00%
      19                                                                              0.00%
      14                        Quality Farm & Fleet, Inc.                          100.00%
      25                        Siemens Automotive Corporation                       51.00%
      62                        Gateway Church                                       16.00%
      48                        Anheuser-Busch, Incorporated                        100.00%
      86                        USDA                                                 24.00%
      43                        Vancouver Indoor Sports                              19.00%
      56                        DWJ Enterprisess, Inc., dba Buchanan Visual         100.00%
      41                        Proctor & Gamble                                     50.00%
      42                        George B. Woodcock & Co.                            100.00%
      22                        Electric Machinery Enterprises                      100.00%

                  Loan                                                                                        Property
Sequence         Number        Property Name                                     City                State      Type
--------         ------        -------------                                     ----                -----    --------
B50             430000217 Balboa Boulevard Building                              San Diego             CA     Industrial
A99                 54700 EDS Customer Relationship Management Inc. Building     Clarion               IA     Industrial
A100                53675 Nation's Capital Archives                              Woodbridge            VA     Industrial
B51             275000160 McNulty Road                                           Philadelphia          PA     Industrial
B52             400000141 Premier Distribution                                   Memphis               TN     Industrial
A101                53529 Hackensack Industrial                                  Hackensack            NJ     Industrial
B53             415000192 Morally Wholesale Design Center                        San Marcos            CA     Industrial
B54.1           430990126 Bee Street Office Warehouse Building                   Farmers Branch        TX     Industrial
B54.2           430990126 Grissom Lane Office Warehouse Building                 Dallas                TX     Industrial
B54             430990126 Grissom-Bee Street Warehouses (Roll-Up)                                             Industrial
A102                51980 Southtown Blvd. Commercial Building                    Moraine (Dayton)      OH     Industrial
A103                51983 ImageMax Warehouse                                     Chesterton            IN     Industrial
B55             415000149 Saddleback Technology Park #2                          Mission Viejo         CA     Industrial
B56             415990127 Saddleback Technology Park #1                          Mission Viejo         CA     Industrial

B57             400000162 Suburban Acres-Rapid Estates                           Lockport              NY     Mobile Home
B58             400000255 Indian Creek MHC                                       Locust Grove          GA     Mobile Home
B59             400000181 Hollywood MHP                                          St Petersburg         FL     Mobile Home
B60             400000229 Marlboro Courts MHP                                    West Palm Beach       FL     Mobile Home
B61             400000267 Mariposa Manor MHC                                     Nogales               AZ     Mobile Home
B62             400000183 Snug Harbor MHP                                        Santa Cruz            CA     Mobile Home
B63             300980019 Kimberly Gardens MHP                                   Lake Forest           CA     Mobile Home
B64             400000186 Country Homes Village MHP                              Weir                  TX     Mobile Home
B65             400990118 Sunrise MHP                                            Wichita Falls         TX     Mobile Home
B66             400000231 Holiday Rancho MHP                                     Yucaipa               CA     Mobile Home
B67             400000154 Country Hills Mobile Estates                           Avondale              AZ     Mobile Home
B68             400000233 Flinn Springs MHP                                      Flinn Springs         CA     Mobile Home
B69             415000221 Mountain View Villa MHC                                Apple Valley          CA     Mobile Home
A104                51985 Mountain View Mobile Home Park                         Fort Collins          CO     Mobile Home
B70             400000143 Keystone MHP                                           Bacliff               TX     Mobile Home

A105                53552 A-1 Self Storage                                       San Jose              CA     Self-Storage
B71             302000168 Alum Rock Self Storage                                 San Jose              CA     Self-Storage
B72             415990105 Vanguard Self Storage                                  Chula Vista           CA     Self-Storage
A106                52336 Downtown Mini Storage                                  Los Angeles           CA     Self-Storage
B73             302000206 Torrance Self Storage                                  Torrance              CA     Self-Storage
A107                51937 Capitol Mini-Storage #2                                Charleston            WV     Self-Storage
A108                51938 South Charleston Mini-Storage                          South Charleston      WV     Self-Storage
A109                51974 Seattle Mini Storage                                   Seattle               WA     Self-Storage
A110                53127 Elliot & Price Mini Storage                            Chandler              AZ     Self-Storage
B74             440000205 Intermountain Self Storage                             Pocatello             ID     Self-Storage
B75             295000135 US Storage Centers, Newport                            Costa Mesa            CA     Self-Storage

                                                                      Remaining
                                                                        Term to                              Cut-off
                                       Cut-off         % of Aggregate Maturity/  Remaining                     Date
                                        Date            Cut-Off Date    ARD      Amort Term     U/W            LTV
Property Subtype                       Balance            Balance     (months)     (Mos)        DSCR          Ratio
----------------                       -------            -------     ---------- ----------     ----         -------
R&D                                    2,686,211          0.28%         115         295           1.8         46.00%
R&D                                    2,577,382          0.27%         105         177          1.15         79.00%
Warehouse/Office                       2,387,786          0.25%         115         295          1.35         67.00%
Office/Warehouse (Flex)                2,236,796          0.24%         109         349          1.29         75.00%
Warehouse/Distribution                 2,075,346          0.22%         108         288          1.38         69.00%
Single Tenant Non Credit               1,791,137          0.19%         115         295          1.32         75.00%
Single Tenant Non Credit               1,489,426          0.16%         112         292          1.29         74.00%
Office/Warehouse (Flex)
Office/Warehouse (Flex)
Office/Warehouse (Flex)                1,408,080          0.15%         110         290          1.29         74.00%
Multi-Tenant Office/ Warehouse         1,057,777          0.11%          91         271          1.42         73.00%
Office/Industrial                        881,019          0.09%          95         275          1.12         73.00%
Light Industrial/Assembly                749,037          0.08%         106         346          1.24         65.00%
Single Tenant Non Credit                 739,274          0.08%         107         347          1.34         62.00%

Mobile Home Park                       5,396,757          0.57%         108         348          1.25         77.00%
Mobile Home Park                       3,992,202          0.42%         117         357           1.6         68.00%
Mobile Home Park                       3,480,921          0.37%         110         350          1.29         76.00%
Mobile Home Park                       2,739,220          0.29%         115         355          1.31         79.00%
Mobile Home Park                       2,545,756          0.27%         117         357          1.22         75.00%
Mobile Home Park                       2,287,864          0.24%         110         350          1.21         70.00%
Mobile Home Park                       1,978,725          0.21%         125         125          1.94         30.00%
Mobile Home Park                       1,939,711          0.20%          74         350          1.26         79.00%
Mobile Home Park                       1,530,466          0.16%         106         286          1.13         71.00%
Mobile Home Park                       1,495,494          0.16%         115         355          1.32         72.00%
Mobile Home Park                       1,385,762          0.15%         108         288          1.37         72.00%
Mobile Home Park                       1,346,511          0.14%         116         356          1.52         65.00%
Mobile Home Park                         996,822          0.11%         115         355          1.41         52.00%
Average Mobile Home                      597,236          0.06%          93         273           1.7         57.00%
Mobile Home Park                         542,832          0.06%         106         286          1.28         79.00%

Mini Storage                           5,077,591          0.54%         116         296          1.46         64.00%
Self Storage                           4,868,398          0.51%         113         293          1.33         72.00%
Self Storage                           3,999,275          0.42%         107         287           1.6         69.00%
Mini Storage                           3,299,572          0.35%         176         176          1.65         49.00%
Self Storage                           2,909,079          0.31%         114         294          1.35         75.00%
Mini Storage                           2,123,285          0.22%          94         274          1.46         73.00%
Mini Storage                           1,191,968          0.13%          94         274          1.19         72.00%
Mini Storage                           1,840,554          0.19%         100         280          1.29         62.00%
Mini Storage                           1,595,770          0.17%         117         297           1.4         57.00%
Self Storage                           1,089,144          0.11%         173         233          1.35         68.00%
Self Storage                             973,073          0.10%         108         288          1.27         65.00%

                                                                                                                          Largest
                                                       Loan                                                               Tenant
                                                     Balance Per                                                           % of
                                                      SF/Unit/                                                             Total
property Subtype                                      Room/Bed                       Largest Tenant                         SF
----------------                                     -----------                     --------------                       -------
R&D
R&D                                                       59                         Maxwell Technologies, Inc.            100.00%
Warehouse/Office                                          20                         EDS Customer Relationship Mngt. Inc.  100.00%
Office/Warehouse (Flex)                                   45                         Nation's Capital Archives             100.00%
Warehouse/Distribution                                    30                         Pepsi Cola Bottling Group, LLC         33.00%
Single Tenant Non Credit                                  11                         Pyramid Distribution, Inc.            100.00%
Single Tenant Non Credit                                  45                         TimePlex, LLC                         100.00%
Office/Warehouse (Flex)                                   65                         Morally Wholesale, Inc.               100.00%
Office/Warehouse (Flex)                                                              Combined Metal                         56.00%
Office/Warehouse (Flex)                                                              Complete Tire                          43.00%
Multi-Tenant Office/ Warehouse                            22
Office/Industrial                                         23                         M&R Flexible Packaging                 45.00%
Light Industrial/Assembly                                 21                         ImageMax                              100.00%
Single Tenant Non Credit                                  75                         Gymnastics For Kids                    69.00%
                                                          71                         South Central Pool Supply             100.00%
Mobile Home Park
Mobile Home Park                                      16,554
Mobile Home Park                                      13,862
Mobile Home Park                                      14,750
Mobile Home Park                                      28,534
Mobile Home Park                                      18,184
Mobile Home Park                                      19,066
Mobile Home Park                                      12,445
Mobile Home Park                                      16,031
Mobile Home Park                                       6,298
Mobile Home Park                                      11,329
Mobile Home Park                                      13,073
Mobile Home Park                                      26,930
Average Mobile Home                                    9,316
Mobile Home Park                                      16,590
                                                      10,644
Mini Storage
Self Storage                                           6,059
Self Storage                                           7,619
Mini Storage                                           4,836
Self Storage                                           4,241
Mini Storage                                           6,137
Mini Storage                                           3,033
Mini Storage                                           2,310
Mini Storage                                           3,630
Self Storage                                           2,620
Self Storage                                           2,288
                                                      18,713